UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

EDDIE BAUER HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EDDIE BAUER HOLDINGS, INC.
15010 NE 36th Street
Redmond, Washington 98052

May 11, 2007

Dear Eddie Bauer Stockholder:

You are cordially invited to attend the 2007 annual meeting of stockholders of Eddie Bauer Holdings, Inc. (“Eddie Bauer”) to be held at 8:30 a.m., Pacific Time, on Tuesday, June 12, 2007, at the Hyatt Regency Bellevue, 900 Bellevue Way NE, Bellevue, Washington 98004. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote is important. Your Board of Directors has fixed the close of business on May 10, 2007, as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2007 annual meeting of stockholders. Whether or not you plan to attend the meeting, please use the enclosed proxy to vote promptly — by telephone or Internet, or by signing, dating and returning the proxy card in the postage-paid envelope provided. Your proxy is being solicited by, and on behalf of, the Board of Directors. The Proxy Statement explains more about proxy voting. Please read it carefully.

Thank you for your continued support of our company.

Sincerely,

William T. End
Chairman of the Board of Directors

THIS PROXY STATEMENT IS FIRST BEING MAILED TO
STOCKHOLDERS ON OR ABOUT MAY 15, 2007

EDDIE BAUER HOLDINGS, INC.
15010 NE 36th Street
Redmond, Washington 98052

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	8:30 a.m., Pacific Time, on June 12, 2007

PLACE	Hyatt Regency Bellevue 900 Bellevue Way NE Bellevue, Washington 98004

ITEMS OF BUSINESS	(1) To elect nine members of the Board of Directors for one year terms.

(2) To ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2007.

(3) To approve the 2007 amendment and restatement of the 2005 Eddie Bauer Holdings, Inc. Stock Incentive Plan.

(4) To transact any other business as may properly come before the Annual Meeting and any adjournment or postponement.

RECORD DATE	You can vote if, at the close of business on May 10, 2007, you were a stockholder of the Company.

PROXY VOTING	All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote your shares by signing, dating and returning the enclosed proxy card promptly in the postage prepaid envelope enclosed for that purpose. Alternatively, you may vote your shares through the Internet or by telephone, as indicated on your proxy card.

Shelley Milano
Senior Vice President, General Counsel
and Secretary

May 11, 2007

i

ii

EDDIE BAUER HOLDINGS, INC.
15010 NE 36th Street
Redmond, Washington 98052

PROXY STATEMENT

Our Board of Directors is soliciting proxies to be voted at the 2007 annual meeting of stockholders, which we refer to as the “Annual Meeting,” to be held on June 12, 2007. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Proxy materials, which include the Proxy Statement, proxy card, the Annual Report on Form 10-K for the fiscal year ended December 30, 2006, which we refer to as the “2006 Annual Report,” and the Current Report on Form 8-K filed on April 17, 2007 will be mailed by us to our stockholders beginning May 15, 2007. In this Proxy Statement, the terms “Eddie Bauer,” “Company,” “we,” “us” and “our” refer to Eddie Bauer Holdings, Inc.

QUESTIONS AND ANSWERS

Q:  Where and when is the Annual Meeting?

A:	The Annual Meeting will be held at 8:30 a.m., Pacific Time, on Tuesday, June 12, 2007, at the Hyatt Regency Bellevue, 900 Bellevue Way NE, Bellevue, Washington 98004.

Q:  What items of business will be voted on at the Annual Meeting?

A:	There are three items of business scheduled to be voted on at the Annual Meeting:

•	Election of nine members to the Board of Directors;

•	Ratification of the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2007; and

•	Approval of the 2007 amendment and restatement of our 2005 Stock Incentive Plan.

We will also consider other business that properly comes before the Annual Meeting.

Q:  How does the Board of Directors recommend that I vote?

A:	Our Board of Directors recommends that you vote:

•	“FOR” the election of Eddie Bauer’s nominees to the Board of Directors;

•	“FOR” ratification of the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 29, 2007; and

•	“FOR” approval of the 2007 amendment and restatement of the Eddie Bauer Holdings, Inc. 2005 Stock Incentive Plan.

Q.	What is the voting requirement to approve each of the items?

A:	Item 1 — Election of Directors	The nine people receiving the highest number of “FOR” votes at the Annual Meeting will be elected
	Item 2 — Ratification of appointment of independent registered public accounting firm	To be approved by the stockholders, this item must receive the affirmative “FOR” vote of a majority of the votes casts on this item at the Annual Meeting
	Item 3 — 2007 Amendment and Restatement of Eddie Bauer Holdings, Inc. 2005 Stock Incentive Plan	To be approved by the stockholders, this item must receive the affirmative “FOR” vote of a majority of the votes casts on this item at the Annual Meeting

Q.  Where can I find the voting results of the Annual Meeting?

A.	The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by our Transfer Agent and Inspector of Elections and published in our Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2007.

Q.  Who is soliciting my vote?

A.	This proxy solicitation is being made and paid for by Eddie Bauer. In addition, we have retained D.F. King & Co., Inc. to assist in the proxy solicitation. We will pay D.F. King & Co., Inc. approximately $25,000 plus out-of-pocket expenses for its assistance. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile transmission or by other means of communication. These persons will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of Eddie Bauer common stock that brokers and fiduciaries hold of record. We will reimburse them for their reasonable out-of-pocket expenses.

Q:  Who may vote at the Annual Meeting?

A:	You may vote your Eddie Bauer common stock at the Annual Meeting if our records show that you owned your shares of common stock at the close of business on May 10, 2007, which we refer to as the “Record Date.” On May 10, 2007, there were 30,456,836 shares of common stock outstanding, and approximately 525 holders of record. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Q:  How can I vote my shares in person at the Annual Meeting?

A.	If your shares are registered directly in your name with Computershare Trust Company, Inc., our “Transfer Agent,” you are considered the stockholder of record with respect to those shares and the proxy materials, including the proxy card, are being sent directly to you by Eddie Bauer. As the stockholder of record, you may attend the Annual Meeting and vote your shares in person. If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you decide later on not to attend the Annual Meeting.

Most stockholders of Eddie Bauer hold their shares in street name through a broker, bank or other nominee rather than directly in their own names. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your broker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the Annual Meeting to vote in person.

Q:  How can I vote my shares without attending the Annual Meeting?

A.	Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the Annual Meeting. If you are a stockholder of record, you may vote by granting a proxy. Instructions for voting are on your proxy card. If you hold your shares through a broker, bank or other nominee, you may submit voting instructions to that nominee. For shares held through a broker, bank or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed and as the proxy holders or nominee may determine within their discretion with respect to any other matters that properly come before the Annual Meeting.

Q:  What happens if additional matters are presented at the Annual Meeting?

A:	Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxies, William T. End and Howard Gross, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q.  What happens if I do not give specific voting instructions?

A.	If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement, and, with respect to any other matters that properly come before the Annual Meeting, as the proxy holders may determine in their discretion.

If you hold your shares through a broker, bank or other nominee and you do not provide your broker with specific voting instructions, your broker will have the authority to vote your shares on routine matters, but not on nonroutine matters. As a result:

• Your broker will have the authority to vote your shares with respect to Item 1 (election of directors) and Item 2 (ratification of independent registered public accounting firm) because these matters are considered routine.

• Your broker will not have the authority to vote your shares with respect to Item 3 (approval of the 2007 amendment and restatement of our 2005 Stock Incentive Plan) because this matter is considered nonroutine.

As the items of business to be acted upon at the Annual Meeting include both routine and nonroutine matters, the broker may turn in a proxy card for uninstructed shares that votes “FOR” the election of each of Eddie Bauer’s nine nominees to the Board of Directors and ratification of Eddie Bauer’s independent registered public accounting firm, but expressly states that the broker is NOT voting on Item 3 (approval of the 2007 amendment and restatement of our 2005 Stock Incentive Plan). The votes with respect to Item 3 in this case are referred to as “broker non-votes.” In tabulating the voting result for any particular item, broker non-votes are not considered votes cast affirmatively or negatively on that item. Broker non-votes are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

Q.  What happens if I abstain?

A.	For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.

Q.  What is the quorum requirement for the Annual Meeting?

A.	A majority of Eddie Bauer’s outstanding shares as of the Record Date must be present at the Annual Meeting for the Company to hold the Annual Meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, or broker non-votes, if you:

• are present and voting at the Annual Meeting; or

• have properly submitted a proxy card or voted over the Internet or by telephone.

Q.  How can I change my vote after I return my proxy card?

A.	You can revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may do this by:

• written notice to the Secretary of the Company;

• timely delivery of a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or

• voting by ballot at the Annual Meeting.

If you have instructed a broker to vote your shares, the above-described options for changing your vote do not apply, and instead you must follow the instructions received from your broker to change your vote.

Q.  What does it mean if I get more than one proxy card?

A.	If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Please complete and return all of the proxy cards you receive to ensure that all of your shares are voted.

Q.  How can I obtain a separate set of proxy materials?

A.	To reduce the expense of delivering duplicate proxy materials to our stockholders who may have more than one Eddie Bauer common stock account, we are delivering only one set of the 2006 Annual Report and the Proxy Statement to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the proxy materials for each of these stockholders. If you share an address with another stockholder and have received only one set of proxy materials, you may write or call us to request to receive a separate copy of these materials at no cost to you. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us to request future delivery of a single copy of these materials. You may contact us regarding these matters by writing or calling us at:

Eddie Bauer Holdings, Inc. Attention: Investor Relations 15010 NE 36th Street Redmond, Washington 98052 (425) 755-6544

Q.  Why am I receiving a copy of the Company’s Current Report on Form 8-K filed on April 17, 2007?

A.	The consolidated financial statements of the Company for the fiscal year ended December 30, 2006 were prepared assuming that the Company would continue as a going concern. As detailed in the 2006 Annual Report, the Company was in compliance with the financial covenants under its senior secured term loan as of December 30, 2006, but expected that it would not meet certain of these financial covenants during 2007. As a result of that expectation, the Report of Independent Registered Public Accounting Firm included in the 2006 Annual Report included an explanatory paragraph with respect to the Company’s ability to continue as a going concern.

On April 4, 2007, the Company completed a refinancing of its $275 million senior secured term loan with an amended and restated $225 million senior secured term loan and the issuance of $75 million in 5.25% convertible senior notes due 2014. The amended and restated loan agreement included amendments to the financial covenants such that the Company no longer expected to fall out of compliance.

As a result of the transactions described above, BDO Seidman, LLP, the Company’s independent registered accounting firm, updated its report relating to the Company’s financial statements for the fiscal year ended December 30, 2006 to remove the explanatory paragraph with respect to the Company’s ability to continue as a going concern. The Current Report on Form 8-K filed on April 17, 2007 was filed for the purpose of amending Notes 3, 10, 11 and 24 to the Company’s financial statements for the fiscal year ended December 30, 2006, which had been filed with the 2006 Annual Report, and to file an updated Report of Independent Registered Public Accounting Firm without an explanatory paragraph with respect to the Company’s ability to continue as a going concern.

Q.  Is there a list of stockholders entitled to vote at the Annual Meeting?

A.	The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting for any purpose relevant to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., Pacific Time, at our principal executive offices by contacting the Secretary of the Company.

Q.  Are copies of the proxy materials and annual report available electronically?

A.	The Notice of Annual Meeting and Proxy Statement and the 2006 Annual Report are available on our website at http://investors.eddiebauer.com/.

Q.  What is the deadline to propose actions for consideration at next year’s annual meeting?

A.	Any stockholder who intends to present a proposal at the 2008 annual meeting of stockholders for inclusion in our Proxy Statement and proxy card relating to our 2008 annual meeting of stockholders must submit his, her or its proposal addressed to Corporate Secretary, Eddie Bauer Holdings, Inc., PO Box 97000, Redmond, Washington 98073 by February 1, 2008. The rules and regulations promulgated by the Securities and Exchange Commission, which we refer to as the “SEC,” provide that if the date of the Company’s 2008 annual meeting of stockholders is advanced or delayed more than 30 days from the date of the 2007 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2008 annual meeting of stockholders must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2008 annual meeting of stockholders. Upon determination by the Company that the date of the 2008 annual meeting of stockholders will be advanced or delayed by more than 30 days from the date of the 2007 Annual Meeting, the Company will disclose that change in the earliest possible Quarterly Report on Form 10-Q.

If a stockholder intends to present a proposal at our 2008 annual meeting of stockholders, but does not intend to have it included in our Proxy Statement, the proposal must be delivered to our Secretary no earlier than February 13, 2008, and no later than March 14, 2008. If the date of our 2008 annual meeting of stockholders is advanced or delayed by more than 30 days from the date of the 2007 Annual Meeting, the proposal must be delivered by the close of business on the 10th day following the earlier of the day on which notice of the date of our 2008 annual meeting of stockholders is mailed or we publicly disclose the date of our 2008 annual meeting of stockholders.

Q.  How do I recommend a candidate for election as a director?

A.	Stockholders who wish to recommend a candidate for election as a director at our 2008 annual meeting of stockholders must submit their recommendations no earlier than February 13, 2008, and no later than March 14, 2008. If the date of our 2008 annual meeting of stockholders is advanced or delayed by more than 45 days from the date of the 2007 Annual Meeting, the proposal must be delivered no earlier than 120 days before the meeting, and no later than the later of 90 days before the meeting, or the close of business on the 10th day following the date of the public announcement of the date of our 2008 annual meeting of stockholders.

Stockholders may recommend candidates for consideration by the Board of Directors’ Nominating and Corporate Governance Committee by providing written notice to our Corporate Secretary at Eddie Bauer Holdings, Inc., PO Box 97000, Redmond, Washington 98073. The written notice must provide (i) the candidate’s name, age, business and residence addresses, (ii) the principal occupation or employment of the person, (iii) the class and number of our shares, if any, beneficially owned by the candidate, (iv) confirmation that the candidate is independent with respect to the Company in accordance with the independence requirements established by the Company, if any, of the SEC and of the NASDAQ Global Market (or if the candidate is not independent under these requirements, a description of the reasons why he or she is not independent), and (v) all other information regarding candidates required by Section 14 of the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act,” and the rules and regulations promulgated thereunder. A written consent from the candidate consenting to be named as a candidate and a statement executed by the candidate that, if elected, he or she will (i) represent all stockholders of the Company in accordance with applicable laws and with the Company’s certificate of incorporation, bylaws and other policies, (ii) comply with all rules, policies and requirements applicable generally to non-employee directors, (iii) execute a nondisclosure agreement that the Company has prepared and deems appropriate for non-employee directors, and (iv) upon request, complete and sign a customary directors and officers questionnaire should accompany any stockholder recommendation. Any stockholder who wishes to recommend a nominee for election as director must also provide the name and record address of such stockholder and the address of the beneficial owner, if any, on whose behalf the nomination is made, the class and number of shares beneficially owned by the stockholder and the beneficial owner, if any, on whose behalf the nomination is made, a description of all arrangements or understandings relating to the nomination among the stockholder making the nomination, the beneficial owner, if any, on whose behalf the nomination is made, the proposed nominee and any other person or persons (including their names), a representation by the stockholder making the nomination that the stockholder intends to appear in person or by proxy at the annual meeting of stockholders to nominate the person named in the notice and all other information regarding the stockholder or the beneficial owner, if any, on whose behalf the nomination is made required by Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The Company will include a candidate recommended by a stockholder in its Proxy Statement only if the Nominating and Corporate Governance Committee, after evaluating the candidate, decides to propose the candidate to the Board, and the Board nominates the candidate. Furthermore, if a stockholder who recommends a nominee (or a qualified representative of that stockholder) does not appear at the annual meeting of stockholders to present the nomination, the nomination will be disregarded, notwithstanding that proxies in respect of the nomination may have been received by the Company.

Q.  How can I communicate with the Board of Directors?

A.	Stockholders may communicate with one or more members of the Board of Directors by sending a letter to our Corporate Secretary at Eddie Bauer Holdings, Inc., PO Box 97000, Redmond, Washington 98073. Each communication must contain a clear notation indicating that it is a “Stockholder — Board Communication” or “Stockholder — Director Communication.” Such communication may be submitted anonymously or confidentially. The office of the Corporate Secretary will receive the correspondence and forward it to the Board of Directors, or to any individual director or directors to whom the communication is directed. The office of the Corporate Secretary will exclude any communication that is unduly hostile, threatening, illegal or similarly unsuitable, with the provision that any communication that is filtered out must be made available to any nonmanagement director upon such director’s request. In addition, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board of Directors should be excluded, such as: product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; business solicitations or advertisements.

CORPORATE GOVERNANCE

Our business is managed by our employees under the direction and oversight of the Board of Directors. Except for Mr. Gross, none of the members of our Board of Directors is an employee of Eddie Bauer. We keep the members of our Board of Directors informed of our business through discussions with management, materials we provide to them, visits to our offices and their participation in Board of Directors and committee meetings.

We believe transparent, effective and accountable corporate governance practices are key elements of our relationship with our stockholders. To help our stockholders understand our commitment to this relationship and our governance practices, several of our key governance initiatives are summarized below.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that govern, among other things, the Board of Director’s and each of its member’s authority and responsibilities, director orientation and continuing education, and committee composition and charters. You can access these Corporate Governance Guidelines, along with other materials such as committee charters, on our website at http://investors.eddiebauer.com.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all of our employees, managers and officers, as well as our directors and executive officers, including our Chief Executive Officer and Chief Financial Officer. Our Code of Ethics and Business Conduct is designed to: (i) provide guidance for upholding our corporate values and standards; and (ii) set the standards of business conduct and ethics. The purpose of our Code of Ethics and Business Conduct is to ensure to the greatest possible extent that our business is conducted in a consistently legal and ethical manner. Employees may submit concerns or complaints regarding business conduct or ethical issues: (i) by contacting Eddie Bauer management or the Ethics & Compliance Officer; or (ii) on a confidential basis, by means of an anonymous toll-free telephone call, e-mail, facsimile transmission or mail to an external third party vendor. Our Nominating and Corporate Governance Committee monitors compliance with the Company’s Code of Business Conduct and Ethics. We investigate all credible concerns and complaints and will initiate corrective action when appropriate. Our Code of Ethics and Business Conduct is posted on our website at
http://investors.eddiebauer.com.

We intend to disclose on our website amendments to, or waivers from, any provision of our Code of Business Conduct or Ethics that applies to our Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer/Controller and persons performing similar functions, and amendments to, or waivers from, any provision that relates to any element of our Code of Ethics and Business Conduct described in Item 406(b) of Regulation S-K.

Committee responsibilities

Eddie Bauer has three standing committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each committee meets regularly and has a written charter approved by the Board of Directors. See “Further Information Regarding Board of Directors — Meetings” and “— Committees” contained elsewhere in this Proxy Statement.

Independence

NASDAQ Global Market listing standards require listed companies to have a board of directors with at least a majority of independent directors. Our Board of Directors has determined that seven of eight current directors are independent under the NASDAQ Global Market listing standards. Our independent directors are: William T. End, John C. Brouillard, Paul E. Kirincic, Kenneth M. Reiss, Laurie M. Shahon, Edward M. Straw and Stephen E. Watson. In addition, all of the directors currently serving on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent under the NASDAQ Global Market listing standards.

Executive sessions

Eddie Bauer’s independent directors meet regularly in executive session without management present.

Director attendance at annual meetings

All directors are required to attend Eddie Bauer’s annual meetings of stockholders, except for causes beyond the reasonable control of the director. This is our first annual meeting of stockholders.

Annual performance evaluation

The Nominating and Corporate Governance Committee, on behalf of the Board of Directors, will conduct an annual evaluation of the Board of Directors.

Outside advisors

The Board of Directors, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee may each retain outside advisors and consultants of their choosing at Eddie Bauer’s expense.

Whistleblower policy

The Audit Committee has adopted a policy for the receipt, retention and treatment of complaints by associates, on an anonymous basis, if desired, and others regarding questionable accounting, internal accounting controls or auditing matters. The policy is administered by the Company’s General Counsel. Our Whistleblower Policy is posted on our website at http://investors.eddiebauer.com.

Item 1:  Election of Directors

On June 21, 2005, the effective date of our plan of reorganization, our board of directors was composed of nine directors, eight of whom were nominated by the committee of unsecured creditors appointed in connection with Spiegel, Inc.’s bankruptcy proceedings. Other than Mr. Fabian Månsson, who resigned from his position as a member of the Board of Directors effective February 9, 2007, the initial members of our board of directors are currently serving a two-year term, which commenced on the effective date of the plan of reorganization. Pursuant to our certificate of incorporation, the eight members of our initial board of directors appointed by the creditors’ committee cannot be removed from the board without “cause” during this initial two-year term. After the expiration of the two-year term: (i) the number of directors will be fixed from time to time as determined by our Board of Directors; and (ii) the directors will be elected at our annual meetings of stockholders to one-year terms. The Board of Directors has fixed the number of directors at nine.

All of our directors, other than Mr. Gross, are independent within the meaning of the rules of the NASDAQ Global Market, and therefore a majority of our board of directors is independent.

Although we know of no reason why these nominees would not be able to serve, if a nominee is unavailable for election, the proxies will vote your common stock to approve the election of any substitute nominee proposed by our Nominating and Corporate Governance Committee. Provided we maintain the number of independent directors required by the listing standards of the NASDAQ Global Market, the Board of Directors may choose to reduce the size of the Board, as permitted by our Amended and Restated Bylaws, which we refer to as the “Bylaws.” The Board of Directors has no reason to believe that any of Eddie Bauer’s nominees will be unwilling or unable to serve if elected as director.

Nominees

Eight of our nominees for election as directors are currently directors. Mr. William E. Redmond, Jr., who was recommended by one of our stockholders, is a new nominee. Each of our nominees has agreed to be named in this Proxy Statement and to serve if elected.

The Board of Directors proposes the following nine candidates for election as directors:

Director Nominees

William T. End
John C. Brouillard
Howard Gross
Paul E. Kirincic
William E. Redmond, Jr.
Kenneth M. Reiss
Laurie M. Shahon
Edward M. Straw
Stephen E. Watson

The principal occupation and certain other information about each nominee and our executive officers are set forth on the following pages. The nominees will be elected by a plurality of the votes cast. As a result, the nine persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. All proxies will be voted to approve the election of each nominee identified above unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE IDENTIFIED ABOVE.

MANAGEMENT

Directors and Executive Officers

The following table sets forth information concerning a nominee, who is not currently serving as a director of the Company, and our directors and executive officers as of April 1, 2007:

Nominee	Age	Present Position

William E. Redmond, Jr.	47	Nominee for Director

Non-employee Directors	Age	Present Position

William T. End	59	Chair of the Board of Directors, Nominating and Corporate Governance Committee Member
John C. Brouillard	58	Director, Audit Committee Member, Compensation Committee Member
Paul E. Kirincic	56	Director, Compensation Committee Member
Kenneth M. Reiss	64	Director, Chair of Audit Committee
Laurie M. Shahon	55	Director, Audit Committee Member, Chair of Nominating and Corporate Governance Committee
Edward M. Straw	67	Director, Nominating and Corporate Governance Committee Member
Stephen E. Watson	61	Director, Chair of Compensation Committee

The following persons serve as our executive officers:

Executive Officers	Age	Present Position

Howard Gross	63	Interim Chief Executive Officer and Director
Kathleen Boyer	58	Senior Vice President, Chief Merchandising Officer
Shelley Milano	50	Senior Vice President, General Counsel and Secretary
Ann Perinchief	53	Senior Vice President, Retail
David Taylor	51	Interim Chief Financial Officer and Treasurer

Our executive officers are appointed by and serve at the discretion of our Board of Directors. There are no family relationships between any director and any executive officer.

Nominee

Mr. Redmond has been nominated by the Board of Directors for election as a director. Mr. Redmond has served as President and Chief Executive Officer of GenTek Inc. since May, 2005 and a Director of GenTek Inc. since November 2003. Since 2005, Mr. Redmond has served as Chairman and a Director of Maxim Crane Works and Chairman and a Director of Citation Corporation. Mr. Redmond previously served as President and Chief Executive Officer from December 1996 to February 2003 and as Chairman of the Board of Directors from January 1999 to February 2003 of Garden Way, Inc., a manufacturer of outdoor garden and power equipment. Mr. Redmond received a Bachelor of Science degree in Marketing and Management from Siena College in 1981.

Non-employee Directors

William T. End was named Chair of the Board of Directors of Eddie Bauer in June 2005. From May 2001 until his retirement in May 2003, Mr. End served as chair of Cornerstone Brands, Inc., a privately-held catalog retailer whose brands include Frontgate, Garnet Hill and The Territory Ahead. Cornerstone Brands, Inc. has no affiliation with Eddie Bauer. From 1995 to May 2001, Mr. End served in various capacities with Cornerstone Brands, Inc., including as chair and chief executive officer. From 1990 to 1995, Mr. End served in various executive positions at Lands’ End, Inc., including president and chief executive officer. Formerly, Mr. End spent 15 years at L.L. Bean, Inc., where he served as executive vice president and chief marketing officer. Mr. End currently serves as a director of IDEXX Laboratories, Inc. Mr. End received a Bachelor of Science degree in Business Administration from Boston College in 1969 and an MBA from Harvard Business School in 1971.

John C. Brouillard was named a director of Eddie Bauer in June 2005. On May 7, 2007, Mr. Brouillard was appointed interim Chairman, President and CEO of Advance Auto Parts, Inc. From February 1991 to June 2005, Mr. Brouillard served as chief administrative and financial officer of H.E. Butt Grocery Company. From 1977 to 1991, Mr. Brouillard held various positions at Hills Department Stores, Inc., including president of the company. Mr. Brouillard currently serves as a director of H.E. Butt Grocery Company and Advance Auto Parts, Inc. Mr. Brouillard received a Bachelor of Science degree in Mechanical Engineering from the University of Massachusetts in 1970 and an MBA from the University of Pennsylvania in 1974.

Paul E. Kirincic was named a director of Eddie Bauer in June 2005. Since February 2001, Mr. Kirincic has served as executive vice president, human resources, communications and corporate marketing of McKesson Corporation. From November 1998 to January 2001, Mr. Kirincic served as vice president, human resources, consumer healthcare division of Pfizer, Inc. Mr. Kirincic also served in various positions at the Whirlpool Corporation, including as vice president of human resources for Whirlpool Europe. Mr. Kirincic received a Bachelor of Arts degree in History and Communications from St. Norbert College in 1972 and an MSBA in General Management from Indiana University in 1979.

Kenneth M. Reiss was named a director of Eddie Bauer Holdings in June 2005. From 1965 to June 2003, Mr. Reiss worked at Ernst & Young LLP, where he served as Managing Partner of the New York office, Assurance and Advisory Practice, as well as the national director of retail and consumer products for the Assurance and Advisory Practice. Subsequent to June 2003, Mr. Reiss has been retired apart from his duties as a director of Guitar Center, Inc. and The Wet Seal, Inc. Mr. Reiss received a Bachelor of Arts degree in Economics from Bates College in 1964 and an MBA from Rutgers School of Business in 1965.

Laurie M. Shahon was named a director of Eddie Bauer in June 2005. Since 1994, Ms. Shahon has served as President of the Wilton Capital Group, a private direct investment firm headquartered in New York City. The primary focus of Wilton Capital is consumer products retailing, financial institutions, distributors, healthcare and telecommunications. Wilton Capital Group has no affiliation with Eddie Bauer. From 1988 to 1993, Ms. Shahon served as managing director of ‘21’ International Holdings, Inc. From 1980 to 1988, Ms. Shahon served as vice president and during that period founded the retailing and consumer products group at Salomon Brothers. Ms. Shahon is a director of The Bombay Company, Inc. and Knight Capital Group, Inc. Ms. Shahon received a Bachelor of Arts degree in English and Political Science from Wellesley College in 1974 and an MBA from Columbia Business School in 1976.

Edward M. Straw was named a director of Eddie Bauer in June 2005. From March 2000 to February 2005, Mr. Straw served as President of Global Operations of the Estée Lauder Companies. He formerly served as senior vice president of global supply chain and manufacturing at Compaq Computer Corporation and as president of Ryder Integrated Logistics, Inc. Mr. Straw served in various positions in the U.S. Navy for over 30 years, including as vice admiral, director and chief executive officer of the Defense Logistics Agency. Mr. Straw currently serves as a director of MeadWestvaco Corporation. Mr. Straw received a Bachelor of Science degree in Engineering from the U.S. Naval Academy in 1961 and an MBA from the George Washington University in 1971.

Stephen E. Watson was named a director of Eddie Bauer in June 2005. From November 1997 to November 2002, Mr. Watson served as chief executive officer of Gander Mountain L.L.C. Subsequent to November 2002, Mr. Watson has been retired apart from his duties as a director at Shopko Stores, Inc. (resigned in 2006), Kohl’s Corporation and Smart & Final Inc. From 1973 to 1996, Mr. Watson served in various positions with the Dayton Hudson Corporation, including as chairman and chief executive officer of Dayton Hudson Department Stores Co. and as president of the Dayton Hudson Corporation. Mr. Watson serves as a director of Kohl’s Corporation and Smart & Final Inc. Mr. Watson received a Bachelor of Arts degree in American History from Williams College in 1967 and an MBA from Harvard Business School in 1973.

Officers

Howard Gross was named Interim Chief Executive Officer on February 9, 2007, and a director of Eddie Bauer in June 2005. From 1996 to 2004, Mr. Gross served as president and chief executive officer of HUB Distributing, Millers Outpost and Levi’s Outlet Stores of the American Retail Group, Inc. From 1994 to 1995, Mr. Gross served as president and chief operating officer of Today’s Man, Inc. Formerly, Mr. Gross spent over 20 years at Limited Brands, Inc., where he held various positions, including president of Victoria’s Secrets Stores and president of the Limited Stores. Mr. Gross currently serves as a director of Glimcher Realty Trust and The Sharper Image. Mr. Gross received a Bachelor of Arts degree in Speech and Public Address from the University of Akron in 1965.

Kathleen Boyer was named Senior Vice President, Chief Merchandising Officer of Eddie Bauer in June 2005. Ms. Boyer was named Senior Vice President, Chief Merchandising Officer of Eddie Bauer, Inc. in July 2004. From 2002 to 2004, Ms. Boyer served as executive vice president at J. Crew. From 2000 to 2001, Ms. Boyer was senior vice president at Banana Republic, a division of Gap, Inc., and served as vice president, men’s at Banana Republic from 1995 to 2000. Ms. Boyer holds an Associate of Arts degree from Elizabeth Seton College.

Shelley Milano was named Senior Vice President, General Counsel and Secretary of Eddie Bauer in June 2005. Ms. Milano was named Senior Vice President, General Counsel and Secretary of Eddie Bauer, Inc. in March 2005. Ms. Milano served as advisor to the chief executive officer of Starbucks Corporation from 2002 to 2004. From 1995 to 2002, Ms. Milano served as Starbucks Corporation’s executive vice president and general counsel for law and corporate affairs, also assuming responsibility over human resources and corporate social responsibility at Starbucks from 2000 to 2002. Prior to joining Starbucks, Ms. Milano served as vice president and general counsel of Honda of America Manufacturing Inc. from 1986 to 1995. Ms. Milano received a Bachelor of Arts degree in Accountancy from Adrian College in 1977 and a J.D. degree from Boalt Hall School of Law, University of California in 1982.

Ann Perinchief was named Senior Vice President, Retail of Eddie Bauer in June 2005. Ms. Perinchief became Senior Vice President, Retail of Eddie Bauer, Inc. in March 1999. From 1996 to 1999, Ms. Perinchief served as Vice President, Customer Satisfaction and Sales of Eddie Bauer, Inc. Ms. Perinchief received a Bachelor of Arts degree in Retail: Clothing and Textiles from Michigan State University in 1975.

David Taylor was named Interim Chief Financial Officer of Eddie Bauer Holdings, Inc. in January 2006 and Interim Treasurer in February 2006. Mr. Taylor is a Senior Managing Director with FTI Palladium Partners, a firm specializing in providing interim management services. Prior to joining FTI Palladium Partners, from 2002 to 2005, Mr. Taylor served as Executive Vice President and Chief Financial Officer of Guilford Mills, Inc., which filed for bankruptcy during Mr. Taylor’s tenure, and from 1999 to 2001, he served as Senior Vice President-Finance of Heafner Tire Group (now known as American Tire Distributors). Mr. Taylor holds a Bachelor of Arts degree in Business Administration and Accounting from Furman University.

FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Composition

Seven of the eight currently serving members of our Board of Directors have been determined by our Board of Directors to meet the independence requirements of the NASDAQ Global Market listing standards. We refer to each of these directors as an “independent director.”

Meetings

During fiscal year 2006, the Board of Directors held 18 meetings and acted two times by unanimous written consent. Eddie Bauer’s independent directors regularly meet in executive session without management present.

Board Committees

Our Bylaws provide that the Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee consisting of two or more directors. The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, all of which are comprised solely of independent directors.

Under our Bylaws, any committee of the Board of Directors will have and may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of Eddie Bauer to the extent permitted by the Delaware General Corporation Law. However, committees do not have the power to adopt, amend or repeal our Bylaws, or approve or adopt or recommend to our stockholders any action or matter (other than the election or removal of directors) expressly required under the Delaware General Corporation Law to be submitted to stockholders for approval.

Audit Committee

The Audit Committee consists of Kenneth M. Reiss (Chair), John C. Brouillard and Laurie M. Shahon, each an independent director and each financially literate as required by the NASDAQ Global Market listing standards. Our Board of Directors has determined that each of the three members of the Audit Committee qualifies as an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K of the Exchange Act. During fiscal year 2006, the Audit Committee held 14 meetings.

In accordance with the Audit Committee charter, the Audit Committee is responsible for overseeing our accounting and financial reporting process and the audit processes. The Audit Committee assists the Board of Directors by: (i) reviewing the system of internal controls established by management and the financial information and related disclosure that will be provided to stockholders; (ii) our compliance with legal and regulatory requirements; (iii) overseeing our independent auditor, including the evaluation of its qualifications, performance and independence; and (iv) reviewing related-party transactions.

Our Audit Committee charter is posted on our website at http://investors.eddiebauer.com.

Compensation Committee

The Compensation Committee consists of Stephen E. Watson (Chair), John C. Brouillard and Paul E. Kirincic, each an independent director under the NASDAQ Global Market Listing Standards. During fiscal year 2006, the Compensation Committee held 8 meetings.

The Compensation Committee’s primary purpose is to assist the Board of Directors in fulfilling its responsibilities relating to compensation of our executive officers and the administration of the Company’s annual and long term incentive plans and other benefit plans. The Compensation Committee is responsible for: (i) producing an annual report on executive compensation for inclusion in our annual proxy statement that complies with the rules and regulations of the SEC; (ii) evaluating and recommending to the Board of Directors the compensation of our directors; (iii) developing and reviewing evaluation procedures for our executive officers; and (iv) overseeing succession planning for senior management.

More specifically, the Compensation Committee’s responsibilities include: (a) adopting and periodically reviewing a comprehensive statement of executive compensation philosophy, strategy and principles that has the support of management and the Board of Directors; (b) approving and recommending to the Board of Directors the total compensation package for the Company’s Chief Executive Officer and other executive officers, including base salaries, annual incentives, deferred compensation, stock options and other equity-based compensation, incentive compensation and special benefits; (c) annually reviewing and approving the corporate goals and objectives relevant to the compensation of the Chief Executive Officer, and approving and recommending to the Board of Directors the Chief Executive Officer’s compensation level based on the annual evaluation of the Chief Executive Officer, the corporate goals and objectives relevant to such compensation, and the evaluation of the Chief Executive Officer’s performance in light of these goals and objectives; (d) reviewing the results of and procedures for the performance evaluation of other executive officers by the Company’s Chief Executive Officer; (e) developing, reviewing and recommending to the Board of Directors the compensation of the Company’s directors, including equity and equity-based compensation; (f) reviewing and making recommendations to the Board of Directors regarding any long-term incentive compensation or equity plans that the Company establishes for its directors, employees and consultants; (g) reviewing and making recommendations to the Board of Directors regarding all new employment, consulting, retirement and severance agreements and arrangements proposed for the Company’s Chief Executive Officer; (h) determining and certifying the attainment of performance goals pursuant to Section 162(m) of the Internal Revenue Code; (i) selecting peer groups of companies that shall be used for purposes of determining competitive compensation packages; (j) reviewing annually the Company’s stock ownership guidelines to determine (x) that the guidelines are appropriate based on the Company’s stated objectives, (y) that the executive officers subject to the stock ownership program are in compliance and (z) that the stock ownership program continues to function in the best interests of the Company and its stockholders; (k) managing and reviewing any employee loans to nonexecutives that are permitted under the Sarbanes-Oxley Act of 2002; (l) preparing an annual report to the Board of Directors concerning compliance with its charter for inclusion in the Company’s annual proxy statement; (m) conducting an annual performance self-evaluation and reporting to the entire Board the results of the self-evaluation; and (n) assessing the adequacy of its charter on an annual basis and recommending any changes to the Board of Directors.

The Compensation Committee does not have the authority to delegate responsibilities relating to any matters that involve executive compensation of any executive officer.

The Compensation Committee seeks the views of our Chief Executive Officer with respect to establishing appropriate compensation packages for the named executive officers (other than the Chief Executive Officer). On June 7, 2006, the Compensation Committee engaged Compensation Strategies, Inc. to provide executive compensation consulting services to the Company. Currently, Compensation Strategies, Inc. continues to advise the Company on executive compensation related matters.

Our Compensation Committee charter is posted on our website at http://investors.eddiebauer.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Laurie M. Shahon (Chair), William T. End and Edward M. Straw, each an independent director under the NASDAQ Global Market Listing Standards. During fiscal year 2006, the Nominating and Corporate Governance Committee held one meeting.

The principal responsibilities of the Nominating and Corporate Governance Committee are to:

•	recommend to the Board of Directors the director nominees for election at the annual meeting of stockholders and candidates to fill any vacancies on the Board of Directors;

•	review the criteria for selection of new directors and nominees, including the establishment of procedures for the review of potential nominees proposed by stockholders;

•	review with our Board of Directors the current composition of the Board of Directors and its committees in light of the current members’ experience, perspective, skills and other qualities;

•	monitor significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies; and

•	develop and recommend to the Board of Directors and administer our corporate governance guidelines.

Our Nominating and Corporate Governance Committee charter is posted on our website at http://investors.eddiebauer.com.

In considering director candidates, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials. The Nominating and Corporate Governance Committee considers a director candidate in the context of maintaining a broad balance of experience on the Board of Directors, including but not limited to areas of executive leadership, retail operations, accounting, finance, and human resources.

Our Nominating and Corporate Governance Committee may employ a variety of methods for identifying and evaluating nominees for director, including stockholder recommendations. The Nominating and Corporate Governance Committee considers candidates recommended by our stockholders, provided that the recommendations are made in accordance with the procedures required under our Bylaws and our Policy on Stockholder Recommendations of Candidates for Election as Directors, as summarized in the “Questions and Answers” section of this Proxy Statement. If vacancies are anticipated or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director who may come to the Nominating and Corporate Governance Committee’s attention through management, current members of the Board of Directors, professional search firms or consultants, stockholders or other persons. The Nominating and Corporate Governance Committee may hire and pay a fee to search firms to assist in the process of identifying and evaluating candidates. In 2006, no professional search firms or consultants were retained and, accordingly, no fees were paid in this regard to professional search firms or consultants in 2006. The Nominating and Corporate Governance Committee will consider and evaluate candidates recommended by stockholders on the same basis as candidates recommended by other sources. However, for each annual meeting of stockholders, the Nominating and Corporate Governance Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders (i.e., stockholders constituting a group under SEC Regulation 13D). In addition, the Company will take into account the size and duration of a recommending stockholder’s ownership interest in the Company and the extent to which the recommending stockholder intends to maintain its ownership interest in the Company.

Director Attendance

All incumbent directors attended 75% or more of the meetings of the Board of Directors in fiscal year 2006. All incumbent directors attended 75% or more of the meetings of those committees on which they served in fiscal year 2006. The Company requires all directors to attend Eddie Bauer’s annual meetings of stockholders, except for causes beyond the reasonable control of the director.

Directors’ Compensation

All non-employee directors receive an annual board retainer fee of $65,000, delivered in four equal quarterly installments, and an annual retainer fee of $7,500 for service as Chair of the Audit Committee and $5,000 for service as Chair of the Compensation Committee or Nominating and Corporate Governance Committee. The Chair of our Board of Directors receives an annual board retainer fee of $85,000, bringing his total retainer to $150,000. Non-employee directors also receive $1,500 for each meeting of the Board and $1,250 for each meeting of a committee of the Board attended and are reimbursed for their expenses for each meeting attended. From time to time non-employee directors receive equity awards. On November 3, 2005, each of our non-employee directors received a grant consisting of 4,280 restricted stock units and 17,000 stock options. Each stock option is exercisable at a price per share of $23.37.

In accordance with term sheets that were negotiated with the eight non-employee directors at the time of their initial nomination by the committee of unsecured creditors appointed in connection with Spiegel, Inc.’s bankruptcy proceedings, each non-employee director is entitled to receive an annual grant of restricted stock units valued at $100,000 on the date of grant. However, as a result of the Company’s pursuit of strategic alternatives throughout 2006, the Board of Directors did not authorize the grant of restricted stock units to which the non-employee directors were entitled in 2006. The Board of Directors therefore anticipates that it will grant restricted stock units valued at $200,000 on the date of grant to each non-employee director in 2007, and that it will grant Howard Gross restricted stock units valued at $100,000 on the date of grant in consideration for his service as a non-employee director in 2006. However, if Mr. Gross ceases to serve as the Company’s Interim Chief Executive Officer during 2007, the Board of Directors will grant him additional restricted stock units valued at $100,000 on the date of grant.

Non-employee directors may, at their election, defer any portion of or their entire cash retainer, meeting fees and any other fees under our nonqualified deferred compensation plan. When a director elects to defer a portion of his or her compensation such amount is allocated to an account that tracks the performance of our common stock. Each deferred amount is assigned a number of hypothetical shares of our common stock at the time of the deferral based on the fair market value of the common stock on that date. The value of the deferred amount fluctuates with the value of our common stock and may lose value. At the elected time pursuant to the nonqualified deferred compensation plan, the value of the deferred amount is paid to the director in cash.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2006, the Compensation Committee of our Board of Directors consisted of Stephen E. Watson, John C. Brouillard and Paul E. Kirincic. None of our directors, other than our Interim Chief Executive Officer, Howard Gross, has at any time served as an officer or employee of Eddie Bauer or any of its subsidiaries. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has or has had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Item 2:	Ratification Of Appointment Of Independent Registered Public Accounting Firm

The Audit Committee has engaged the firm of BDO Seidman, LLP to continue to serve as our independent registered public accounting firm for the current fiscal year ending December 29, 2007. BDO Seidman, LLP has served as Eddie Bauer’s principal independent registered public accounting firm since June 2005.

We are asking the stockholders to ratify the appointment of BDO Seidman, LLP as our independent public accounting firm for the fiscal year ending December 29, 2007. The ratification of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2007, will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. All proxies will be voted to approve the appointment unless a contrary vote is indicated on the enclosed proxy card.

We anticipate that a representative of BDO Seidman, LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. The representative of BDO Seidman, LLP will be afforded an opportunity to make a statement if he or she so desires at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT AND NON-AUDIT FEES

The following table sets forth the aggregate fees billed to us by BDO Seidman, LLP, our independent registered public accounting firm, for professional services rendered during the fiscal years ended December 30, 2006 and December 31, 2005.

The amounts set forth below include all fees paid to BDO Seidman, LLP for services provided to the Company during 2006 and subsequent to June 21, 2005. Prior to June 21, 2005, the date of our incorporation, BDO Seidman, LLP provided services to Spiegel, Inc. and its subsidiaries, including Eddie Bauer, Inc., subject to approval by the bankruptcy court, and such services and fees were not subject to the audit committee pre-approval policies described below.

	2006	2005(1)

Audit Fees	$594,372	$481,496
Audit Related Fees(2)	84,067	50,000
Tax Fees(3)	273,346	—
All Other Fees(4)	779,244	—

Total	$1,731,029	$531,496

(1)	The fees for fiscal year 2005 were incurred during the period from June 21, 2005, which is the date on which the Company was formed, to December 31, 2005.

(2)	Audit related fees include fees related to the audit of the Company’s benefit plans.

(3)	Tax fees include fees for professional services rendered by BDO Seidman, LLP for tax compliance related to state and federal tax returns, and tax advice and planning of issues related to the Company’s emergence from Chapter 11.

(4)	All other fees include services provided relating to the Company’s filing of a Form 10 registration statement with the SEC and review of management responses to SEC comment letters related to the Form 10 registration statement.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing, setting the compensation of and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy with respect to the pre-approval of audit, audit-related and permissible non-audit services and fees provided by the independent registered public accounting firm. The Audit Committee’s pre-approval policy requires that all audit, audit-related and permissible non-audit services and fees be either pre-approved or specifically approved by the Audit Committee. Pursuant to the pre-approval policy, one or more of the Audit Committee’s independent members may be delegated pre-approval authority, provided he or she reports those approvals at the next meeting of the Audit Committee. The term of any pre-approval granted by the Audit Committee with respect to a given service is 12 months. The payment of all fees in excess of pre-approved levels requires specific pre-approval by the Audit Committee. All audit and permissible non-audit services provided to us in 2006 were approved by the Audit Committee.

REPORT OF AUDIT COMMITTEE

The information in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Securities and Exchange Act of 1934.

The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management has represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and BDO Seidman, LLP, the Company’s independent registered public accounting firm. The Committee has discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

In addition, the Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Committee has discussed with the independent registered public accounting firm the independent accountant’s independence from the Company and its management. The Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the accountant’s independence. The Committee has concluded that the independent registered public accounting firm is independent from the Company and its management.

The Committee has discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 30, 2006, for filing with the Securities and Exchange Commission.

Audit Committee

Kenneth M. Reiss (Chair)
John C. Brouillard
Laurie M. Shahon

Item 3:	Proposal to Approve the 2007 Amendment and Restatement of the Eddie Bauer Holdings, Inc. 2005 Stock Incentive Plan

We are asking you to approve the 2007 amendment and restatement of the Eddie Bauer Holdings, Inc. 2005 Stock Incentive Plan, which we refer to as the “2005 Stock Incentive Plan” or the “Amended Plan,” as set forth in Annex A to this Proxy Statement. The 2005 Stock Incentive Plan originally was adopted by the Board of Directors on August 3, 2005, and was previously amended on November 3, 2005, and December 8, 2005. Among other changes, the Amended Plan increases the number of shares that may be subject to awards under the 2005 Stock Incentive Plan, permits awards to existing employees, directors and consultants in addition to inducement awards, and adds provisions that are intended to enable the Amended Plan to satisfy the performance-based compensation exception to the tax deduction limits imposed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Amended Plan was unanimously approved by our Board of Directors on April 25, 2007, which we refer to as the “Effective Date.” The Amended Plan becomes effective upon approval by the Board of Directors, but, except in the case of inducement awards to new employees, no award under the Plan that is attributable to the newly authorized shares may be exercised (or, in the case of stock awards, granted) until the Plan is approved by the stockholders of the Company, which approval shall be within 12 months after the Effective Date. In the event the stockholders of the Company do not approve the Amended Plan, the terms of the 2005 Stock Incentive Plan in existence prior to this amendment and restatement shall continue to apply.

The burn rate (i.e., the number of shares of common stock covered by awards granted by the Company during the fiscal year divided by the shares of common stock outstanding as set forth in the balance sheet at fiscal year end) for fiscal years 2006 and 2005 was 0.1% and 5.6%, respectively. Our Compensation Committee intends to limit awards granted under the Amended Plan on or after the Effective Date so that, on any measurement date, the average burn rate over the succeeding three fiscal years never exceeds the higher of (i) 2% of the Company’s outstanding common stock and (ii) the mean plus one standard deviation of the Company’s Global Industry Classification Standards peer group burn rate.

The maximum aggregate number of shares of common stock, including those shares of common stock issued pursuant to or subject to outstanding options or other awards made prior to the Effective Date, that may be issued under the Amended Plan to our employees, directors and consultants and those of our affiliates is being increased to 4,350,000 shares, all of which may be used for incentive stock options or any other award. This represents an additional 2,250,000 shares that are reserved for awards under the Amended Plan.

Any awards granted under the Amended Plan on or after the Effective Date shall be exercisable upon approval of the Amended Plan by the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. All proxies will be voted to approve the Amended Plan unless a contrary vote is indicated on the enclosed proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2007 AMENDMENT AND RESTATEMENT OF THE EDDIE BAUER HOLDINGS, INC. 2005 STOCK INCENTIVE PLAN.

Purpose of our 2005 Stock Incentive Plan

Approval of the Amended Plan is intended to enable Eddie Bauer and its affiliates to obtain and retain the services of the types of employees, consultants and directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value that will inure to the benefit of all of our stockholders.

Summary of our 2005 Stock Incentive Plan

The following summary of our 2005 Stock Incentive Plan is qualified by reference to the full text of the Amended Plan, which is attached as Annex A to this Proxy Statement.

Eligibility

The term “awards” as used in this Item 3 of the Proxy Statement includes incentive stock options, nonstatutory stock options, restricted awards, performance awards, stock appreciation rights and 409A awards granted under the Amended Plan. Our employees, consultants and directors and those of our affiliates are eligible for awards, provided, however, that incentive stock options may be granted only to employees. All other awards, including nonstatutory stock options, restricted awards, performance awards, stock appreciation rights and 409A awards, may be granted to our employees, directors and consultants and those of our affiliates. In addition, (i) the maximum number of shares with respect to which incentive stock options, nonstatutory stock options and stock appreciation rights can be granted to any employee in any fiscal year is 900,000 shares, (ii) the maximum number of shares that can be granted to an employee in the case of share-denominated performance awards, for each full year or partial fiscal year of the Company contained in the performance period of a particular performance award is 500,000 and (iii) the maximum cash amount that can be granted to an employee in the case of cash-denominated performance awards such as those granted under the AIP (as defined below) for each full year or partial fiscal year of the Company contained in the performance period of a particular performance award is $15,000,000.

Administration of the Amended Plan

The Board of Directors shall administer the Amended Plan, until the Board of Directors delegates the administration of the Amended Plan to a committee. The Board of Directors has delegated the administration of the Amended Plan to the Compensation Committee, who will administer the Amended Plan with respect to awards and to whom we refer as the “Administrator.”

The Administrator has the authority to:

•	construe and interpret the Amended Plan and apply its provisions;

•	promulgate, amend and rescind rules and regulations relating to the administration of the Amended Plan;

•	authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Amended Plan;

•	delegate its authority to one or more officers of the Company with respect to awards that do not involve the Company’s chief executive officer, or the four other highest compensated officers of the Company, or “insiders” within the meaning of Section 16 of the Exchange Act, provided such delegation is pursuant to a resolution that specifies the total number of shares of common stock that may be subject to awards by such officer and such officer may not make an award to himself or herself;

•	determine when awards are to be granted under the Amended Plan;

•	select persons to whom awards will be granted, subject to the limitations set forth in the Amended Plan;

•	determine the number of shares of common stock to be made subject to each award;

•	determine whether each option is to be an incentive stock option or a nonstatutory stock option;

•	prescribe the terms and conditions of each award, including, without limitation, the exercise price and medium of payment, vesting provisions and right of repurchase provisions, and to specify the provisions of the award agreement relating to that grant or sale;

•	amend any outstanding awards, including for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, or the term of any outstanding award, subject to certain limitations;

•	determine the duration and purpose of leaves of absences that may be granted to a person without constituting termination of their continuous service for purposes of the Amended Plan, which periods shall be no shorter than the periods generally applicable to employees under the Company’s employment policies;

•	make decisions with respect to outstanding awards that may become necessary upon a change in control or an event that triggers capital adjustments; and

•	exercise discretion to make any and all other determinations that it determines to be necessary or advisable for administration of the Amended Plan.

Subject to the capital adjustment provisions contained in Section 12 of the Amended Plan and notwithstanding Section 3.3(j) of the Amended Plan, without the prior approval of the Company’s stockholders, the Administrator shall not cause the cancellation, substitution or amendment of an option or a stock appreciation right that would have the effect of reducing the exercise price of an option or a stock appreciation right previously granted under the Amended Plan, or otherwise approve any modification to such option or stock appreciation right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the primary securities exchange upon which the Company’s common stock is traded.

Potential Dilution and Market Value

At March 31, 2007, prior to the 2007 amendments, approximately 607,921 shares remained issuable as awards under the 2005 Stock Incentive Plan. Assuming the stockholders approve the 2007 amendments, the total number of shares of common stock currently available for issuance under the Amended Plan, 2,857,921, represents approximately 9.4% percent of the Company’s outstanding shares on March 31, 2007. This percentage does not include any shares of common stock underlying outstanding options or other awards that may expire, be forfeited, cancelled or terminate for any reason without having been exercised in full and, as a result, become available to increase the number of shares of common stock available for awards under the Amended Plan.

Based on the closing price per share of our common stock as reported on the NASDAQ Global Market on March 30, 2007 of $11.37, the maximum aggregate market value of the additional 2,250,000 shares of common stock to be reserved for issuance under the Amended Plan would be $25,582,500.

Awards and Terms

Types of Awards

The following awards may be granted under the Amended Plan: (i) options intended to qualify as incentive stock options under Section 422 of the Code; (ii) nonstatutory stock options not specifically authorized or qualified for favorable federal income tax consequences; (iii) restricted awards, including both restricted stock and restricted stock units (hypothetical shares of common stock), that may but need not be subject to restrictions on transfer and a substantial risk of forfeiture (vesting restriction) for some period of time; (iv) performance awards entitling the recipient to acquire cash, shares of common stock or hypothetical common stock units that vest in shares of common stock upon the attainment of specified performance goals; and (v) stock appreciation rights.

Options

•	Exercise Price — Subject to certain exceptions, the exercise price of an incentive stock option shall be at least 100% of the fair market value of the common stock subject to that option on the date that option is granted, provided, however, that the exercise price of an incentive stock option granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, or of any of our affiliates, shall be at least 110% of the fair market value of the common stock subject to that option on the date of grant. Subject to certain exceptions, the exercise price of a nonstatutory stock option, which we refer to together with incentive stock options as “options,” shall be at least 100% of the fair market value of the common stock subject to that option on the date that option is granted, provided, however, that any nonstatutory stock option granted (or treated as granted) with an exercise price less than 100% of the fair market value of the common stock subject to that option on the date the option is granted shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code.

•	Expiration Date — No incentive stock option shall be exercisable after the expiration of 10 years from the date it was granted, provided, however, that an incentive stock option granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, or of any of our affiliates, shall not be exercisable after the expiration of five years from the date of grant.

•	Consideration — The purchase price for common stock acquired pursuant to the exercise of an option must be paid in full, in cash or by certified or bank check, at the time the option is exercised or at the discretion of the Administrator and upon such terms and conditions as the Administrator may approve: (i) by delivery to the Company of, or attestation to the ownership of, previously acquired common stock that has been held for more than six months (or a longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) with a fair market value on the date of delivery equal to all or part of the exercise price due for the shares being acquired, which we refer to as a “Stock for Stock Exchange”; (ii) during any period for which the common stock is readily tradable on an established securities market, by a copy of instructions to a broker directing the broker to sell the common stock for which the option is exercised and to remit to the Company the aggregate exercise price of the options; or (iii) in any other form of legal consideration that may be acceptable to the Administrator, including with a full-recourse promissory note. During any period for which our common stock is publicly traded, however, an exercise with a promissory note or other transaction by a director or an executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by us or our affiliates in violation of Section 402(a) of the Sarbanes-Oxley Act will be prohibited with respect to any award under the Amended Plan.

•	Vesting — The vesting provisions of individual options may vary. The Administrator may provide for an acceleration of vesting and exercisability in the terms of any option agreement upon the occurrence of any specified event.

•	Transferability — An incentive stock option is only transferable by will or by the laws of descent and distribution, and shall be exercisable only during the lifetime of the optionholder by the optionholder.

A nonstatutory stock option may be transferable to a permitted transferee upon written approval by the Administrator to the extent provided in the option agreement. If a nonstatutory stock option does not provide for transferability, then the nonstatutory stock option shall be transferable only by will or by the laws of descent and distribution, and shall be exercisable only during the lifetime of the optionholder by the optionholder.

•	Termination — Unless otherwise provided in an option agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an optionholder’s continuous service with the Company or its affiliates terminates (other than upon the optionholder’s death or disability or termination by the Company for cause), the optionholder may exercise his or her option (to the extent that the optionholder was entitled to exercise the option as of the date of termination) within that period of time ending on the earlier of: (i) the date three months following the termination of the optionholder’s continuous service; (ii) one year following the termination of the optionholder’s continuous service as a result of death or permanent disability; or (iii) the expiration of the term of the option as set forth in the option agreement. Unless otherwise provided in an option agreement or in an employment agreement, or subject to certain other exceptions set forth in the Amended Plan, outstanding options that are not exercisable at the time an optionholder’s continuous service terminates for any reason other than for cause (including an optionholder’s death or disability) shall be forfeited and expire at the close of business on the date of the termination. If the optionholder’s continuous service terminates for cause, all outstanding options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of the termination for cause.

Restricted Awards

•	Purchase Price — The Administrator shall determine the purchase price, if any, of the restricted awards, which may be stated as cash, property or prior services.

•	Consideration — The consideration for common stock acquired pursuant to a restricted award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock for Stock Exchange, or prior services that the Administrator determines have a value at least equal to the fair market value of the common stock.

•	Vesting — Restricted awards may be subject to a substantial risk of forfeiture (vesting) restriction for some period of time, which we refer to as a “restricted period.” If a recipient’s continuous service to the Company terminates, the Company may reacquire unvested shares acquired in consideration of past services, and all unvested shares of restricted stock as of the date of termination will be forfeited. If restricted stock is acquired for consideration other than prior services, the forfeiture will be accomplished by repurchasing the shares at the lesser of the original purchase price or the current fair market value. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any restricted award, at any time, including in the event a change in control occurs.

•	Transferability — Shares of common stock acquired under a restricted award shall not be transferable by the participant until such time as the shares vest and the restrictions imposed by the terms and conditions set forth in the award agreement lapse.

•	Termination — Unless otherwise provided in a restricted award or in an employment agreement the terms of which have been approved by the Administrator, in the event a participant’s continuous service terminates for any reason, the Company may exercise its right of repurchase or otherwise reacquire, or the participant shall forfeit the unvested portion of a restricted award acquired in consideration of prior or future services, and any or all of the shares of common stock held by the participant that have not vested as of the date of termination under the terms of the restricted award shall be forfeited and the participant shall have no rights with respect to the award.

•	Rights as Stockholder — A participant receiving a restricted stock award (denominated in shares of common stock) will have the voting and dividend rights of a stockholder during the restricted period, unless the terms of the award agreement otherwise restrict such rights. A participant receiving a restricted stock unit award (denominated in hypothetical common stock units) shall have the rights of a stockholder only as to shares of common stock actually received by the participant under the Amended Plan and not with respect to shares of common stock subject to the award but not actually received by the participant.

Performance awards

•	Performance goals — The Administrator in its sole discretion shall determine the performance goals applicable to each award and the periods during which the performance is to be measured, including under the AIP. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the amount of cash or the number of shares under the performance award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a participant, a business unit or the Company and its affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), gross or net sales, funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, improvement in cash-flow (before or after tax) or the occurrence of a change in control. Performance goals shall be objective and, if the Company is required to be registered under Section 12 of the Exchange Act, performance goals must meet the requirements of Section 162(m) of the Code.

•	Transferability — Performance awards and all rights with respect to a performance award may not be sold, assigned, transferred, pledged or otherwise encumbered.

•	Termination — A participant’s rights in a performance award shall automatically terminate upon the participant’s termination of service as an employee, director or consultant with the Company and our affiliates for any reason.

•	Acceleration — If the participant is not a Covered Employee, at any time prior to the participant’s termination of continuous service with us or our affiliates, the Administrator may in its sole discretion accelerate, waive, or amend any or all of the goals, restrictions or conditions imposed under any performance award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any performance award at any time, including in the event a change in control occurs. However, with respect to a Covered Employee, no amendment or waiver of the performance goal will be permitted and no acceleration will be permitted unless the performance goal has been attained and the award is discounted to reasonably reflect the time value of money attributable to such acceleration.

Stock appreciation rights

•	Restrictions on Grant — A stock appreciation right entitles the holder to receive the appreciation in the value of the common stock underlying the stock appreciation right. Stock appreciation rights may be granted alone, or provided certain requirements are met, in tandem with all or part of an option granted under the Amended Plan. A stock appreciation right may be granted only if the stock appreciation right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements for nonqualified deferred compensation under Section 409A of the Code.

•	Exercise — Unless otherwise determined by the Administrator in its sole discretion, stock appreciation rights shall be settled in stock. If permitted in the stock appreciation right award agreement, a participant may request that any exercise of a stock appreciation right be settled for cash, but a participant shall not have any right to demand a cash settlement. A participant may request that a stock appreciation right be settled in cash only by a written request filed with Eddie Bauer’s Secretary during the period beginning on the third business day following the date of release for publication by Eddie Bauer of quarterly or annual summary statements of earnings and ending on the 12th business day following that date. Upon exercise of a stock appreciation right, the holder is entitled to receive from the Company a number of shares of common stock, or in the discretion of the Administrator, cash, with a value equal to the amount, if any, by which the fair market value of a share of common stock on the date of exercise exceeds the stock appreciation right exercise price, multiplied by the number of shares for which the stock appreciation right is exercised.

•	Exercise Price — The exercise price of a stock appreciation right granted by itself shall be determined by the Administrator, but shall not be less than 100% of the fair market value of one share of common stock on the date of grant of the stock appreciation right. A stock appreciation right granted in relation to an option will have the same exercise price as the related option, will be transferable only upon the same terms and conditions as the related option, and will be exercisable only to the same extent as the related option.

•	Transferability — Stock appreciation rights and all rights with respect to such awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

Term

Unless terminated sooner by the Board of Directors, the Amended Plan will terminate on August 2, 2015, and no award may be granted under the Amended Plan after that date.

Amendment of the Amended Plan

The Board of Directors may at any time amend or terminate the Amended Plan, subject to approval by our stockholders to the extent stockholder approval is necessary under any applicable law or any NASDAQ listing standards. Subject to certain exceptions, an amendment of the Amended Plan shall not impair the rights under any award granted before an amendment of the Amended Plan unless: (i) we request the consent of the participants under the Amended Plan; and (ii) the participants consent in writing. However, the cancellation of an award in exchange for consideration equal to the fair market value of vested stock, or, in the case of vested options, the difference between the fair market value and the exercise price of the vested options that are subject to exercise shall not be an impairment that requires participant consent.

Amendment of Awards

The Administrator may at any time amend the terms of one or more awards, provided that the Administrator may not effect any amendment that would otherwise constitute an impairment of the rights under any award unless: (i) the Company requests the consent of the participant; and (ii) the participant consents in writing. However, the cancellation of an award in exchange for consideration equal to the fair market value of vested stock, or, in the case of vested options or stock appreciation rights, the difference between the fair market value of the common stock underlying the awards that are subject to exercise and the aggregate exercise price shall not be an impairment that requires participant consent.

Federal Income Tax Consequences of the Amended Plan

The following is a discussion of material U.S. federal income tax consequences to participants in the Amended Plan. This discussion is based on statutory provisions, Treasury regulations thereunder, judicial decisions, and rulings of the Internal Revenue Service in effect on the date of this Proxy Statement. This discussion does not purport to be complete, and does not cover, among other things, state, local or foreign tax treatment of participation in the Amended Plan. Furthermore, differences in participants’ financial situations may cause federal, state and local tax consequences of participation in the Amended Plan to vary.

Nonstatutory Options and Stock Appreciation Rights.  Under current federal income tax law, the grant of a nonstatutory option or a stock appreciation right under the Amended Plan will have no federal income tax consequences to the Company or the optionee. Generally, upon exercise of a nonstatutory stock option or a stock appreciation right granted under the Amended Plan, the excess of the fair market value of the stock at the date of exercise over the option price, which we refer to as the “Spread,” is taxable to the participant as ordinary income. All amounts taxable to a participant are tax-deductible by the Company as compensation expense. The deduction will be allowed for the taxable year of the Company that includes the end of the taxable year in which the participant includes an amount in income.

Code Section 162(m) generally denies a tax deduction to any publicly held corporation for compensation that exceeds one million dollars paid to certain senior executives in a taxable year, subject to an exception for “performance-based compensation” as defined in the Code and subject to certain transition provisions. The Company currently has structured the Amended Plan and stock option and stock appreciation rights grants to senior executive officers who may be subject to Section 162(m) in a manner that is intended to satisfy the performance-based compensation exception. However, the Company reserves the authority to award nondeductible compensation as it deems appropriate. In addition, notwithstanding the Company’s efforts, ambiguities and uncertainties regarding the application and interpretation of Section 162(m) make it impossible to provide assurance that performance-based compensation will, in fact, satisfy the requirements for deductibility under Section 162(m). Thus, Section 162(m) could limit the deductibility of compensation related to the exercise of options granted under the Amended Plan.

Generally, the shares received on exercise of an option or stock appreciation right under the Amended Plan are not subject to restrictions on transfer or risks of forfeiture and, therefore, the participant will recognize income on the date of exercise of a nonstatutory stock option or stock appreciation right. However, if the optionee is subject to Section 16(b) of the Exchange Act, the Section 16(b) restriction will be considered a substantial risk of forfeiture for tax purposes. Under current law, employees who are either directors or officers of the Company will be subject to restrictions under Section 16(b) of the Exchange Act during their term of service and for up to six months after termination of service. Exchange Act Rule 16b-3 provides an exemption from the restrictions of Section 16(b) for the grant of derivative securities, such as stock options, under qualifying plans. Because the Amended Plan satisfies the requirements for exemption under Exchange Act Rule 16b-3, the grant of awards will not be considered a purchase and the exercise of the awards to acquire the underlying shares of the Company common stock will not be considered a purchase or a sale. Thus, ordinary income will be recognized and the Spread will be measured on the date of exercise.

The taxable income resulting from the exercise of a nonstatutory stock option or a stock appreciation right will constitute wages subject to withholding and the Company will be required to make whatever arrangements are necessary to ensure that funds equaling the amount of tax required to be withheld are available for payment, including the deduction of required withholding amounts from the participant’s other compensation and requiring payment of withholding amounts as part of the exercise price. The tax basis for the Company common stock acquired is the exercise price plus the taxable income recognized. A participant will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a nonstatutory stock option or a stock appreciation right in an amount equal to the difference between the amount realized and the tax basis of the shares. The gain or loss will be long-term or short-term capital gain or loss, depending upon whether the shares have been held for more than one year.

Incentive Stock Options.  There will be no federal income tax consequences to the Company or the employee as a result of the grant of an incentive stock option. The optionee also will not recognize income when the incentive stock option is exercised (subject to the alternative minimum tax rules discussed below). However, incentive stock option treatment will be available only if the participant has been an employee of the Company or its subsidiaries within three months of the date of exercise. Generally, the Company receives no deduction at the time of exercise.

In the event of a disposition of shares acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the employee has held the shares. If the employee does not dispose of the shares within two years after the incentive stock option was granted, or within one year after the incentive stock option was exercised and shares were purchased, then the participant must recognize only a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

If the optionee fails to satisfy either of the foregoing holding periods, then he or she must recognize ordinary income in the year of disposition, which we refer to as a “disqualifying disposition.” The amount of the ordinary income generally is determined under the rules applicable to nonstatutory options (see above) based on the Spread at the date of exercise. However, the ordinary income will in no event exceed the amount of the gain realized on the sale, provided that the disposition involves an arm’s-length sale or exchange with an unrelated party. Any gain in excess of the amount taxed as ordinary income will be treated as capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee.

The Spread under an incentive stock option is treated as an adjustment in computing alternative minimum taxable income, which we refer to as “AMTI,” for the year of exercise. If a taxpayer’s AMTI exceeds an exemption amount equal to $62,550 in the case of a married individual filing a joint return ($42,500 in the case of a single taxpayer), then the alternative minimum tax equals 26% of the first $175,000 of the excess and 28% of the taxable excess that exceeds $175,000, reduced by the amount of the regular federal income tax paid for the same taxable year. The exemption amount is subject to reduction in an amount equal to 25% of the amount by which AMTI exceeds $150,000 in the case of a married individual filing a joint return ($112,500 in the case of a single taxpayer). A subsequent disqualifying disposition of shares acquired upon exercise of an incentive stock option will eliminate the AMTI adjustment if the disposition occurs in the same taxable year as the exercise. A disqualifying disposition in a subsequent taxable year will not affect the alternative minimum tax computation in the earlier year.

Payment of Option Exercise Price in Shares.  To the extent an optionee pays all or part of the option exercise price of a nonstatutory stock option by tendering shares of common stock owned by the optionee, the tax consequences described above apply except that no income will be recognized on the number of shares of common stock received upon exercise that is equal to the number of shares surrendered in payment of the option price and the exchanged shares will have the same tax basis and holding periods as the shares surrendered. The additional shares of common stock received upon exercise will have a tax basis equal to the amount of ordinary income recognized on exercise and a holding period that commences on the day following the date of recognition of the income. Under Treasury regulations, if an optionee exercises an incentive stock option by tendering shares of Company common stock previously acquired by the exercise of an incentive stock option that have not satisfied statutory holding period requirements, a disqualifying disposition will occur and the optionee will recognize income and be subject to other basis allocation and holding period requirements.

Restricted Stock Awards.  Stock granted under the Amended Plan may, in the determination of the Administrator, be subject to rights of repurchase and other transfer restrictions. The tax consequences of stock granted under the Amended Plan depends on whether the stock is subject to restrictions and, if so, whether the restrictions are deemed to create a “substantial risk of forfeiture” under Section 83 of the Code (for example, stock granted under the Amended Plan that is subject to our right to repurchase the stock at a price that is less than fair market value, which right lapses over a period of continued employment, is considered a “substantial risk of forfeiture” under Section 83 of the Code).

If stock is not subject to a “substantial risk of forfeiture,” the recipient normally will recognize taxable ordinary income equal to the value of the stock on the date on which the stock is granted less the amount paid for that stock. If the stock is subject to a “substantial risk of forfeiture,” the recipient normally will recognize taxable ordinary income as and when the “substantial risk of forfeiture” lapses in the amount of the fair market value of the shares no longer subject to the “substantial risk of forfeiture” less the amount paid for the stock. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the stock plus any amount recognized as ordinary income upon grant or vesting of the stock. The gain or loss will be long- or short-term depending on how long the recipient held the stock.

A recipient of stock subject to a “substantial risk of forfeiture” may make an election under Code Section 83(b) to recognize ordinary income on the date the recipient purchases the restricted stock, rather than waiting until the “substantial risk of forfeiture” lapses. If the stock recipient makes a Section 83(b) election, the recipient will be required to recognize as ordinary income on the date the recipient purchases the stock the difference, if any, between the fair market value of the stock on the purchase date and the purchase price paid. If the stock recipient makes a Section 83(b) election, the recipient will not be required to recognize any income when the “substantial risk of forfeiture” lapses.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the stock recipient.

Compliance With Section 409A of the Code.  Code Section 409A imposes requirements on nonqualified deferred compensation plans. The requirements include the timing of elections to defer, the timing of distributions and prohibitions on the acceleration of distributions. Failure to satisfy these requirements may result in the immediate taxation of the arrangement when there is substantial risk of forfeiture, the imposition of an additional 20% income tax on the participant and the possible imposition of penalty interest on the unpaid tax. Income tax regulations generally provide that the type of equity incentives provided under the Amended Plan will not be considered nonqualified deferred compensation. However, some awards could be covered by Section 409A of the Code. For example, the grant or modification of a stock option or stock appreciation right with an exercise price less than fair market value of the underlying common stock could constitute nonqualified deferred compensation. In that event, the Administrator normally would expect to design and administer that award in a manner that ordinarily should avoid adverse federal income tax consequences under Section 409A of the Code to any affected participant. Notwithstanding the foregoing, the Amended Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Amended Plan.

In the event that a grant or award under the Amended Plan is granted with an exercise price less than the fair market value of the common stock subject to the grant or award on the grant date (regardless of whether or not the exercise price is intentionally or unintentionally priced at less than fair market value, or the grant is materially modified and deemed a new grant at a time when the fair market value exceeds the exercise price) or is otherwise determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code, which we refer to as a “409A award,” then the following additional conditions shall apply to the grant or award and shall supersede any contrary vesting or term provisions in the Amended Plan or in the terms of any 409A award agreement:

(1) Notwithstanding any vesting or exercise provisions to the contrary, no 409A award shall be exercisable or distributable until the earlier of:

(a) A specified time or a fixed schedule set forth in the award agreement or, if the award agreement does not specify a fixed time or schedule, the date that is the fifth anniversary of the award or grant date;

(b) Separation from service (within the meaning of Section 409A of the Code) by the 409A award recipient; provided, however, that if the 409A award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution in the form of a transfer of common stock or cash resulting from the exercise of an award may not be made before the date which is six months after the date of separation from service;

(c) The date of the participant’s death;

(d) The date the participant becomes disabled;

(e) The occurrence of an unforeseeable financial emergency; or

(f) The occurrence of a change in control event.

(2) The term of a 409A award shall expire and that award shall no longer be exercisable on the date that is the later of: (a) 2 1/2 months after the end of the Company’s taxable year in which the 409A award first becomes exercisable or distributable and is not subject to a substantial risk of forfeiture; or (b) 2 1/2 months after the end of the 409A award recipient’s taxable year in which the 409A award first becomes exercisable or distributable and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date of the 409A award was granted and (ii) the term specified in the 409A award agreement.

(3) A 409A award may not be accelerated or exercised prior to the times noted above in paragraph (1), except (a) to an individual other than the participant as may be necessary to comply with the terms of a domestic relations order, (b) to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code) or (c) upon a change in control event or to terminate the Amended Plan or any 409A award within 12 months of the change in control event and cancel the 409A award for compensation.

New Plan Benefits

The number of awards (i) that would have been received by or allocated to our executive officers, directors and employees for fiscal year 2006 if the Amended Plan had been in effect and (ii) that will be received by or allocated to our executive officers, directors and employees under the Amended Plan is undeterminable because the awards under the Amended Plan are discretionary.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

In March 2003 Spiegel, Inc., together with 19 of its subsidiaries and affiliates, including Eddie Bauer, Inc. filed for Chapter 11 bankruptcy protection. In June 2005, Eddie Bauer emerged from bankruptcy as a stand-alone company for the first time in 34 years, and Eddie Bauer Holdings, Inc. was created as the parent holding company of Eddie Bauer, Inc. At that time the Company’s Board of Directors was established. In spring of 2006 the Company decided to pursue strategic alternatives and in late 2006 the Company entered into a merger agreement with a company owned by two private equity firms. In February 2007, the Company’s stockholders failed to approve the merger. As a result of this vote by stockholders, the Company terminated the merger agreement and will continue to operate as a stand-alone publicly traded company.

During the period in which Eddie Bauer pursued strategic alternatives, including the merger that was ultimately rejected by its stockholders, the focus was on retaining key employees. Retention programs were developed. As the Company now moves forward in the turnaround endeavor our compensation strategy will focus on a pay for performance strategy.

Overview of Compensation Program Objectives and Design

Our compensation program for our named executive officers, which we refer to as our “NEOs,” is designed to attract, retain and motivate highly qualified executives. Our compensation program consists of several forms of compensation, including base salary, annual incentives, long-term incentives, limited perquisites and benefits. We believe that by offering competitive total compensation opportunities that target the 50th percentile of market levels we will be able to meet our hiring and retention objectives. A significant portion of each NEO’s compensation opportunity consists of annual and long-term variable compensation that is contingent on the achievement of specific company business and strategic goals, and is designed to align the NEO’s interests with those of our stockholders. The maximum amount of variable compensation differs among our NEOs and is generally higher for those with increased responsibility within the Company. In addition, the mix of annual and long-term incentive compensation also varies, with the relative weighting of long-term incentive compensation being greater for NEOs with increased levels of responsibility. The annual compensation paid to our NEOs, which includes base salary and annual bonus payments, is cash-based, while long-term compensation consists of equity-based awards. We do not have specific allocation goals between cash- and equity-based compensation or between annual and long-term incentive compensation; instead, we rely on the process described below in our determination of compensation levels for each NEO.

To determine competitive market levels of compensation for executives, the Compensation Committee periodically reviews the total compensation levels for similarly situated executives in the retail industry. During 2006, the Compensation Committee, working with their independent compensation consultant and the Company, enhanced existing plans and implemented new plans to retain key talent and motivate them to focus on critical financial and strategic performance goals.

As noted above, we generally target the 50th percentile of market levels in overall compensation for our NEOs. However, no formal process was undertaken during 2006 to monitor the total compensation levels of our NEOs as compared to executives in the retail industry. We did not increase the base salaries of any of our NEOs during 2006. The Compensation Committee has approved certain increases to the compensation levels for the NEOs for 2007 in recognition of the time that has elapsed since their last salary increase and to enhance retention of these key executives.

Base Salary

We seek to pay our NEOs base salaries at the 50th percentile of the market for their respective assignments and retain the ability to set actual base salaries based on an assessment of each NEO’s tenure, experience and skill set, as well as competitive and internal equitable considerations. Base salaries are reviewed and approved annually by the Compensation Committee. Base salary increases were not considered in 2006 but have been approved for 2007.

On April 5, 2007, base salary increases for Ms. Boyer, Ms. Milano, and Ms. Perinchief, ranging from 5.0% to 6.3%, were approved by the Compensation Committee and became effective as of March 4, 2007. The adjustments reflect the Compensation Committee’s assessment of individual performance, achievement of business objectives, our desire to retain leadership skills necessary to execute the Company’s business strategy, and the period of time that has elapsed since each NEO’s last salary review. The Compensation Committee believes that the NEOs’ adjusted base salaries are generally representative of the 50th percentile of the market. The Committee intends to re-evaluate the levels of the NEOs’ base salaries from time to time in the future.

Annual Incentives

We currently provide an annual incentive opportunity to our NEOs under the Company’s Annual Incentive Plan, which we refer to as the “AIP”. The AIP is designed to encourage the NEOs, as well as other eligible employees, to improve the performance of the Company through annual cash bonuses. We target annual incentive bonus opportunities under the AIP at approximately the 50th percentile of the market for the NEOs and retain the ability to set actual opportunities based on an assessment of each NEO’s tenure, experience, skill set, individual and Company performance, as well as competitive and internal equitable considerations. The objectives of the AIP are to assure that incentive bonus awards represent at-risk compensation, to reward our NEOs and other eligible employees on the basis of corporate financial results on an annual basis, and to provide an incentive bonus award that is competitive with the market for each position. Incentive bonus opportunities are set annually and potentially represent a significant portion of total compensation.

For 2006, we selected revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”) as the business criteria on which the performance goals for payment of bonuses under the AIP were based. The Compensation Committee established threshold, target and maximum performance levels for each of these metrics. In 2006 the target bonus opportunities for our NEOs ranged from 70% to 100% of base salary. Payments for achievement of the threshold performance level would have resulted in payments equal to 50% of the target opportunities, or 35% - 50% of base salary, and achievement of the maximum performance level would have resulted in payments equal to 175% of the target opportunities, or 122.5% - 175% of base salary. The Compensation Committee has the authority to reduce payments under the AIP based on the committee’s assessment of individual performance during the year.

For 2006, the minimum performance levels for revenues and EBITDA were not achieved, and no bonuses were paid to any of our NEOs under the AIP. For 2007, in accordance with the performance award provisions of the Amended Plan, we have selected gross sales and EBITDA as the business criteria on which the performance goals under the AIP will be based. We believe that the target performance goals have been set for 2007 at an appropriate level based on our expectations for our business performance and comparable industry compensation. The NEOs’ target opportunities for 2007 are roughly equivalent to the 50th percentile of the market based on a percentage of salary.

Discretionary Annual Compensation

The Compensation Committee may approve additional compensation, including limited annual discretionary bonuses, to any NEO or other executive for performance or retention purposes or to serve any other corporate objective. For 2006, discretionary retention bonuses were structured and, in part, paid, to retain critical leadership talent while the company explored strategic alternatives. Specifically, Mr. Månsson received $250,000 as a one-time retention payment in 2006 as provided for by the terms of his 2005 employment agreement. For 2007, discretionary retention bonuses have been structured and, in part, paid, to retain critical leadership talent. Specifically, Ms. Boyer and Ms. Perinchief will receive $100,000 and $75,000, respectively, as retention payments. These retention payments are scheduled to be paid in three installments on April 6, 2007, September 7, 2007 and January 5, 2008.

Long-Term Incentives

Our long-term incentive compensation program consists of periodic grants of stock options and restricted stock units (“RSUs”). The program is designed to retain the NEOs and other executives, focus their attention on the long-term performance of the business, and align our NEOs’ financial interests with those of our stockholders. We target the value of our long-term incentive awards at the 50th percentile of the market for the NEOs and retain the ability to set actual award levels based on an assessment of each NEO’s tenure, experience, skill set, individual and Company performance, as well as competitive and internal equitable considerations. In connection with the Company’s emergence from bankruptcy in 2005, we made stock option and RSU grants to our NEOs and other key employees. Since this initial grant, equity grants have been made only to new hires. No equity grants were made to any of our NEOs in 2006.

Stock Options.  The 2005 option grants included a four-year vesting schedule. If the Company stockholders approve the Amended Plan described in Item 3 of this Proxy Statement, future stock option grants will likely include a four-year vesting schedule.

RSUs.  The 2005 RSU grants included a three-year vesting schedule. If the Company stockholders approve the Amended Plan described in Item 3 of this Proxy Statement, future RSU grants will likely include a minimum of a three-year vesting schedule.

For 2007, the Company has requested stockholder approval of a sufficient number of shares to permit the grant of equity-based long-term incentives to our NEOs and key executives. With the approval of stockholders, it is the Compensation Committee’s intention to make grants of stock options and RSUs that are reflective of the 50th percentile of market but cognizant of the Company’s stock price, so as not to create undue dilution as a result of grants made in 2007 and beyond.

Share Ownership Guidelines.  The Company has not established formal share ownership guidelines for its NEOs. However, the Company will explore implementing formal share ownership guidelines in 2007.

Other Benefits

Our NEOs participate in all broad-based employee benefit plans provided by the Company. These include but are not limited to savings plan(s), health and welfare insurance, and our severance. In addition, the Company offers certain additional benefits to key executives, including our NEOs. These executive benefits include a change in control plan, a project bonus plan, executive long-term disability insurance, life insurance, a non-qualified deferred compensation plan, a perquisite allowance, and, for a limited number of NEOs, employment agreements.

Change in Control.  The Company has a change in control plan in which the NEOs and other key executives participate. The Board has determined that the change in control plan is in the best interests of the Company and its stockholders to assure that the Company will have the continued dedication of these executives despite the possibility, threat or occurrence of a change in control of the Company. The Eddie Bauer Holdings, Inc. Senior Officer Change in Control Compensation Benefits Plan, which we refer to as the “Change in Control Plan,” is intended to diminish the distraction to our executives of the uncertainties and risks created by a threatened or pending “Change in Control” (as defined in the Change in Control Plan) and to provide the executives with compensation arrangements upon a Change in Control that provide the executives with financial security and that are competitive with those of other comparably situated companies.

The Change in Control Plan provides that during the period within six months prior to a Change in Control, but subsequent to such time as negotiations or discussions that ultimately lead to a Change in Control commenced, and two years following the date of a Change in Control, the executive shall be entitled to specified separation benefits if the executive’s employment is terminated by the Company other than for “Cause,” death, disability or retirement, or is terminated by the executive for “Good Reason” (each as defined in the Change in Control Plan). In such event, the Company will pay such executive a lump sum payment, within 15 days after the date of termination (and delayed for a period of time for individuals whose receipt may be impacted by the requirements of Section 409A of the Code), representing certain severance benefits (in lieu of further salary payments and in lieu of any severance benefits to which the executive would otherwise be entitled under any general severance policy or other severance plan maintained by the Company for its management). These severance benefits for NEOs consist of: (i) his or her accrued and unpaid salary with respect to vacation days accrued but not taken through the date of termination; (ii) his or her accrued and unpaid base salary; (iii) any earned but unpaid annual incentive bonuses from the fiscal year immediately preceding the fiscal year in which the date of termination occurs; (iv) if the date of termination occurs subsequent to a fiscal year in which the Change in Control occurs, a pro-rated bonus equal to the product of (a) the greater of (1) (x) the executive’s target annual bonus amount under the AIP for the fiscal year in which the date of termination occurs and (y) the executive’s average annual bonus for the three full fiscal years prior to the date of termination, or such lesser number of fiscal years during which the executive was employed by the Company or an affiliate, and (2) the annual bonus amount under the AIP determined based on the performance to date for the performance period that includes the date of termination, multiplied by (b) a fraction, the numerator of which is the number of days in the then current fiscal year through the date of termination and the denominator of which is 365; and (v) an amount equal to a “benefit multiplier” of 2.0 for Senior Vice Presidents of the Company (or 3.0 in the case of the CEO) multiplied by the sum of (a) the executive’s annual base salary plus (b) the greater of (1) his or her target annual bonus for the fiscal year in which the termination occurs and (2) the executive’s average annual bonus for the three full fiscal years prior to the date of termination, or such lesser number of fiscal years during which the executive was employed by the Company or an affiliate. In addition, such executive will receive: (i) continued health, medical, life and long-term disability insurance coverage for the executive and his or her family for a period equal to the executive’s benefit multiplier at substantially similar levels of coverage, or if the applicable plan, program, practice or policy does not permit the participation of the executive or his or her family, payment to the executive of an amount equal to the standard after-tax cost of such insurance coverage; and (ii) outplacement services for a period equal to the number of years of the executive’s benefit multiplier; provided, however, that the maximum aggregate amount of such outplacement services will not exceed $25,000 ($50,000 in the case of the CEO).

Upon a Change in Control, or in the event an executive’s employment is terminated prior to a Change in Control in a manner that entitles the executive to separation benefits under the previous paragraph, the executive shall be entitled to (i) the immediate vesting of all previously granted awards of options, stock appreciation rights, restricted stock and restricted stock units under any equity compensation plan or arrangement maintained by the Company that are outstanding at the time of the Change in Control or date of termination, as the case may be; (ii) a long-term incentive amount equal to the greatest of (a) the executive’s target long-term incentive opportunity for each outstanding performance award in effect on the Change in Control date; (b) the average annual performance award payout, including any portion thereof that has been earned but deferred (and annualized for any fiscal year consisting of less than 12 full months or during which the executive was employed for less than 12 full months), the executive received from the Company, if any, during the three full fiscal years of the Company immediately preceding the Change in Control date, or such lesser number of fiscal years during which the executive was employed with the Company or any affiliate; and (c) the amount determined under the performance award based on the performance to date for the performance period that includes the Change in Control date; and (iii) an amount equal to the greater of (a) (1) the executive’s target annual bonus amount under the AIP for the performance period in which the Change in Control occurs and (2) the executive’s average annual bonus for the three full fiscal years prior to the Change in Control date, or such lesser number of fiscal years during which the executive was employed by the Company or an affiliate, and (b) the amount determined under the annual bonus based on the performance to date for the performance period that includes the Change in Control date.

In the case of the NEOs, the agreements also provide that if any payment by the Company results in excise tax under the parachute payment rules of Section 280G of the Code, then the executive is entitled to a gross-up payment so that the net amount retained will be equal to his or her payment less ordinary and normal taxes (but not less the excise tax).

In the event we pursue a strategic alternative, including a sale of the Company, the benefits under the Change in Control Plan may be triggered. Our Board of Directors may amend or terminate the Change in Control Plan at any time; provided, however, no modification or termination adversely affecting any participant will be effective unless such participant provides written consent or is given one year advance notice.

Project Bonus Plan.  In May 2006, the Company, recognizing that preparing for the potential sale of the Company would require a larger time commitment and flexibility from certain of its employees, adopted a project bonus plan, which we refer to as the “Project Bonus Plan.” Pursuant to the Project Bonus Plan, the Company agreed to pay certain of its employees a project bonus equal to a percentage, ranging from 25% to 60%, of their base salary if the Company was sold. Furthermore, the Company agreed that regardless of whether the sale of the Company was consummated, it would pay 25% of each participant employee’s project bonus by January 15, 2007. Ms. Milano was entitled to a project bonus equal to 60% of her base salary under the Project Bonus Plan.

Executive Long-Term Disability Insurance.  Our NEOs participate in the Company’s executive long-term disability program. This plan provides up to 60% of salary replacement, to a maximum of $25,000 per month, for nonwork-related approved medical absences and is paid for by the Company.

Executive Life Insurance.  Our NEOs participate in the Company’s executive life insurance plan. This plan provides four times annual base salary, up to a maximum of $1.5 million, in the form of a death benefit. The Company pays the full cost of the program.

Nonqualified Deferred Compensation.  Our NEOs are eligible to participate in the Company’s nonqualified deferred compensation plan. This plan provides each NEO the opportunity to defer up to 75% of his or her base salary and 100% of earned bonuses on a pretax basis. If an NEO elects to defer a portion of his or her compensation such amount is allocated to either (i) an account that tracks the performance of our common stock or (ii) an account which pays a fixed rate of return (based on the 10 Year Treasury Note). If the former, each deferred amount is assigned a number of hypothetical shares of our common stock at the time of the deferral based on the fair market value of the common stock on that date. The value of the deferred amount fluctuates with the value of our common stock and may lose value. At the elected time pursuant to the nonqualified deferred compensation plan, the value of the deferred amount is paid to the NEO in cash. Currently, no NEOs participate in this plan.

Perquisite Allowance.  Our NEOs and certain other executives receive an executive perquisite allowance. This is to defray the cost of auto expenses and/or financial, tax and estate planning costs. The allowance is paid in equal installments along with the NEO’s regular paycheck and varies by individual. The perquisite allowance is offered to be competitive with the market and to continue to attract and retain highly qualified executive talent.

Employment and Separation Agreements.  During fiscal year 2006, each of Ms. Boyer’s, Ms. Milano’s, and Mr. Månsson’s employment was subject to an employment agreement.

On February 9, 2007, Mr. Månsson resigned. In connection with Mr. Månsson’s resignation, the Company agreed to make certain termination payments to Mr. Månsson as set forth in a Separation Agreement and General Release dated as of February 9, 2007.

In early March 2007, Ms. Milano tendered her resignation as Senior Vice President, General Counsel and Secretary of the Company. The Company requested that Ms. Milano continue her employment through a transition period, and on April 5, 2007, the Company accepted that Ms. Milano would resign as Senior Vice President, General Counsel and Secretary of the Company on June 1, 2007, and would continue as an employee of Eddie Bauer, Inc. until July 2, 2007. In consideration for Ms. Milano’s agreement to continue her service through July 2, 2007, the Company agreed to pay her a $300,000 retention bonus, of which $50,000 was paid on March 9, 2007, and the remaining $250,000 will be paid on May 31, 2007.

The specifics regarding Ms. Boyer, Ms. Milano, and Mr. Månsson’s employment agreements and termination and change in control payments are described in the section titled “Employment Agreements; Termination and Change in Control Payments” below.

Deductibility of Executive Compensation

Certain awards made under the Company’s 2005 Stock Incentive Plan qualify as performance-based compensation that will be fully deductible for federal income tax purposes under the $1 million cap rules of Section 162(m) of the Code. However, in order to design compensation programs that address the Company’s needs, the Company has not established a policy which mandates that all compensation must be deductible under Section 162(m). Payments under the AIP relating to the 2007 fiscal year will not qualify as performance-based compensation under Section 162(m). We also anticipate that grants of RSUs made under the 2005 Stock Incentive Plan will not be deductible. For 2006, approximately $1.5 million of compensation paid by the Company to our NEOs was not deductible under Section 162(m) because certain amounts received as base salary, retention bonuses and from the vesting of RSUs did not qualify as performance-based compensation and exceeded $1 million.

Summary Compensation Table

The following table sets forth all compensation paid or earned by our Chief Executive Officer, our Interim Chief Financial Officer, each of our other three most highly compensated executive officers (whose compensation exceeded $100,000 during the last fiscal year) and our former Chief Financial Officer for services rendered to us for the fiscal year ended December 30, 2006. We refer to these executive officers as the NEOs.

								Change in
								Pension
								Value and
							Non-Equity	Nonqualified
							Incentive	Deferred
					Stock	Option	Plan	Compensation	All Other
		Salary	Bonus		Awards(1)	Awards(1)	Compensation	Earnings	Compensation(2)	Total
Name and Principal Position	Year	($)	($)		($)	($)	($)	($)	($)	($)

Fabian Månsson,	2006	$980,000	$250,000	(4)	$1,972,487	$288,000		—	$32,393	$3,522,880
President and Chief Executive Officer(3)
David Taylor,	2006	$1,355,000	—		—	—	—	—	$39,536	$1,394,536
Interim Chief Financial Officer(5)
Kathleen Boyer,	2006	$500,000	$—		$673,111	$105,840	—	—	$33,704	$1,312,655
Senior Vice President, Chief Merchandising Officer
Shelley Milano,	2006	$400,000	$—		$673,111	$105,840	—	—	$29,004	$1,207,955
Senior Vice President, General Counsel and Secretary
Ann Perinchief,	2006	$365,000	$—		$673,111	$105,840	—	—	$29,647	$1,173,598
Senior Vice President, Retail
Timothy McLaughlin,	2006	$52,721	$—		$(93,125)	$(12,013)	—	—	$206,057	$153,640
Former Chief Financial Officer(6)

(1)	The dollar amounts in these columns reflect the compensation expense/(income) recognized for financial statement reporting purposes for the fiscal year ended December 30, 2006, in accordance with SFAS 123R, and include amounts from awards granted prior to and during 2006. The assumptions used in the calculation of these amounts are included in footnote 17 to the Company’s audited financial statements for the fiscal year ended December 30, 2006 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2007.

(2)	All Other Compensation for the fiscal year ending December 30, 2006, consists of the following:

		VIP Long-Term	Value of	401(k)
	Perquisite	Disability	Supplemental Life	Company	Other/Other
	Allowance	Premiums	Insurance Premiums	Contribution	Cash Payments		Total

Fabian Månsson	$20,000	$3,500	$2,304	$—	$6,589	(a)	$32,393
David Taylor	$—	$—	$—	$—	$39,536	(b)	$39,536
Kathleen Boyer	$18,000	$3,500	$2,304	$9,900	$—		$33,704
Shelley Milano	$14,000	$2,800	$2,304	$9,900	$—		$29,004
Ann Perinchief	$14,000	$3,500	$2,247	$9,900	$—		$29,647
Timothy McLaughlin	$2,692	$292	$256	$2,019	$200,798	(c)	$206,057
     _ _

(a)	Consists of $4,288 for reimbursement of financial planning expenses, $1,222 of closing costs, $18 gross up of closing costs and $1,061 for residential security system.

(b)	Consists of housing expenses totaling $39,536.

(c)	“Other cash payments” to Mr. McLaughlin consist of $187,500 in severance payments, $3,846 cash out of personal holiday and $9,452 cash out of vacation.

(3)	Mr. Månsson resigned from his position as Chief Executive Officer and President of the Company and as a member of the Board of Directors of the Company, effective February 9, 2007.

(4)	One time retention bonus paid to Mr. Månsson on January 31, 2006.

(5)	The amount shown in the 2006 summary compensation table as salary for Mr. Taylor is the fees we paid to FTI Palladium Partners pursuant to the agreement between us and FTI Palladium Partners for the services Mr. Taylor rendered to us as Interim Chief Financial Officer. In addition to these fees, we reimbursed FTI Palladium Partners $119,293 for expenses incurred in connection with the provision of the Interim Chief Financial Officer services.

(6)	Mr. McLaughlin resigned from his position as Chief Financial Officer of the Company, effective February 24, 2006.

Grants of Plan-Based Awards Table

The following table sets forth certain information regarding the grant of plan-based awards made during the fiscal year ended December 30, 2006, to the NEOs. Mr. Taylor was not entitled to any of our plan-based awards in fiscal year 2006.

								All Other	All Other
								Stock Awards:	Option Awards:
		Estimated Future Payouts						Number of	Number of	Exercise or
		Under Non-Equity			Estimated Future Payouts Under Equity			Shares of	Securities	Base Price
		Incentive Plan Awards			Incentive Plan Awards			Stock or	Underlying	of Option
	Grant	Threshold(1)	Target(2)	Maximum(3)	Threshold	Target	Maximum	Units	Options	Awards
Name	Date	($)	($)	($)	($)	($)	($)	(#)	(#)	($/Sh)

Fabian Månsson	n/a	$490,000	$980,000	$1,715,000	—	—	—	—	—	—
Kathleen Boyer	n/a	$175,000	$350,000	$612,500	—	—	—	—	—	—
Shelley Milano	n/a	$140,000	$280,000	$490,000	—	—	—	—	—	—
Ann Perinchief	n/a	$127,750	$255,500	$447,125	—	—	—	—	—	—
Timothy McLaughlin	—	—	—	—	—	—	—	—	—	—

(1)	Threshold pays at 50% of the NEO’s incentive target.

(2)	Target pays at 100% of the NEO’s incentive target.

(3)	Maximum payment is 175% of the NEO’s incentive target.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each of the NEOs, certain information regarding the outstanding equity awards on December 30, 2006. Mr. Taylor was not entitled to any of our plan-based awards in fiscal year 2006.

		Option Awards						Stock Awards
Equity
Incentive
											Equity	Plan Awards:
					Equity						Incentive	Market or
					Incentive						Plan Awards:	Payout
					Plan Awards:					Market	Number of	Value of
		Number of	Number of		Number of			Number of		Value of	Unearned	Unearned
		Securities	Securities		Securities			Shares or		Shares or	Shares,	Shares,
		Underlying	Underlying		Underlying			Units of		Units of	Units or	Units or
		Unexercised	Unexercised		Unexercised	Option		Stock That		Stock That	Other Rights	Other Rights
		Options	Options		Unearned	Exercise	Option	Have Not		Have Not	That Have	That Have
	Grant	(#)	(#)		Options	Price	Expiration	Vested		Vested	Not Vested	Not Vested
Name	Date	Exercisable	Unexercisable		(#)	($)	Date	(#)		($)	(#)	($)

Fabian Månsson	11/3/2005	50,000	50,000	(1)		$23.37	11/3/2015	133,334	(2)	$1,208,006	—	—
Kathleen Boyer	11/3/2005	18,375	18,375	(3)		$23.37	11/3/2015	45,500	(4)	$412,230	—	—
Shelley Milano	11/3/2005	18,375	18,375	(3)		$23.37	11/3/2015	45,500	(4)	$412,230	—	—
Ann Perinchief	11/3/2005	18,375	18,375	(3)		$23.37	11/3/2015	45,500	(4)	$412,230	—	—
Timothy McLaughlin	—	—	—			—	—	—		—	—	—

(1)	Unvested options vest in two installments: 25,000 on November 3, 2007 and 25,000 on November 3, 2008. On February 9, 2007, in connection with Mr. Månsson’s resignation, his unvested options vested in full and will remain exercisable for the duration of their 10-year term.

(2)	Unvested restricted stock units vest in two installments: 66,667 on July 1, 2007 and 66,667 on July 1, 2008. On February 9, 2007, in connection with Mr. Månsson’s resignation, his unvested restricted stock units vested in full.

(3)	Unvested options vest in two installments: 9,187 on November 3, 2007 and 9,188 on November 3, 2008.

(4)	Unvested restricted stock units vest in two installments: 22,750 on July 1, 2007 and 22,750 on July 1, 2008.

Option Exercises and Stock Vested

The following table sets forth, for each of the NEOs, the amounts received upon the exercise of options or similar instruments, and the vesting of restricted stock or similar instruments, during the fiscal year ended December 30, 2006. Mr. Taylor was not entitled to any of our plan-based awards in fiscal year 2006.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired	Exercise	Acquired	Vesting(1)
Name	on Exercise (#)	($)	on Vesting (#)	($)

Fabian Månsson	—	—	66,666	$766,659
Kathleen Boyer	—	—	22,750	$261,625
Shelley Milano	—	—	22,750	$261,625
Ann Perinchief	—	—	22,750	$261,625
Timothy McLaughlin	—	—	—	—

(1)	This column sets forth the amount realized by each NEO upon the vesting of restricted stock units held by such NEO on July 1, 2006 (based on a price of $11.50 per share, which was the closing price of the Company’s common stock on June 30, 2006). However, as a result of certain trading restrictions, the Company offered the NEOs the opportunity to defer settlement of the restricted stock units until December 20, 2006. All NEOs deferred settlement of the restricted stock units until December 20, 2006. The value realized by each NEO at the settlement date (based on a price of $9.03 per share) was as follows:

Fabian Månsson	$601,994
Kathleen Boyer	$205,433
Shelley Milano	$205,433
Ann Perinchief	$205,433

Summary of Equity Compensation Plan

The following table sets forth information as of December 30, 2006 regarding shares of Eddie Bauer common stock that may be issued upon the exercise of options, warrants and rights granted to employees, consultants or members of the Board of Directors under all of our existing equity compensation plans.

	Number of Securities				Number of Securities
	to be Issued Upon		Weighted Average		Remaining Available
	Exercise of		Exercise Price of		for Future Issuance
	Outstanding Options,		Outstanding Options,		Under Equity
Plan Category	Warrants and Rights		Warrants and Rights		Compensation Plans

Equity Compensation Plans Approved by Security Holders	—		—		—
Equity Compensation Plans Not Approved By Security Holders	1,193,908	(1)	$23.28	(2)	587,845

Total	1,193,908		$23.28		587,845

(1)	Reflects securities issued under the Eddie Bauer Holdings, Inc. 2005 Stock Incentive Plan. Includes stock options to acquire 590,375 shares of common stock at a weighted-average exercise price of $23.28 per share and 603,533 restricted stock units.

(2)	Reflects the weighted-average exercise price of stock options granted and outstanding under the Eddie Bauer Holdings, Inc. 2005 Stock Incentive Plan as of December 30, 2006.

Employment Agreements; Termination and Change in Control Payments

As of December 30, 2006, we had employment agreements with each of Fabian Månsson, Kathleen Boyer and Shelley Milano. Each of these agreements provide for payments upon certain termination events, and Mr. Månsson’s employment agreement provides for payments upon a Change in Control. In addition, each of our NEOs is eligible to participate in the Change in Control Plan, which was established in November 2005 and amended and restated in June 2006 by our Board of Directors. For a description of the Change in Control Plan, see “Compensation Discussion and Analysis — Other Benefits — Change in Control” above. Furthermore, Ms Milano was eligible to participate in the Project Bonus Plan. For a description of the Project Bonus Plan see “Compensation Discussion and Analysis — Other Benefits — Project Bonus Plan” above.

Fabian Månsson

Mr. Månsson entered into an amended and restated employment agreement with Eddie Bauer and Eddie Bauer, Inc. pursuant to which he agreed to serve as President and Chief Executive Officer of each of Eddie Bauer and Eddie Bauer, Inc. for a period beginning on December 14, 2005. Mr. Månsson’s employment agreement had a term of three years, unless sooner terminated. The employment agreement provided for an annual base salary of $980,000, to be reviewed on an annual basis, and a longevity bonus of $250,000. Under the terms of the agreement, Mr. Månsson was eligible for participation in all long-term incentive plans, annual incentive plans or bonus plans as we may adopt. His target bonus under our annual incentive and bonus plans was 100% of his annual base salary, subject to a minimum of 50% of his base salary if any payments were made with respect to a bonus plan year, and a maximum of 175% of base salary. The employment agreement provided Mr. Månsson with an annual perquisite allowance of $20,000, as well as a personal allowance of $10,000 for expenses incurred in connection with tax and financial planning and related legal advice. Mr. Månsson was also entitled to reimbursement of relocation expenses and closing costs in connection with the purchase of a permanent residence in the United States, as well as expenses related to the installation of a home security system.

If Mr. Månsson’s employment agreement was terminated by the Company for “Cause” (as defined in his employment agreement) or by Mr. Månsson other than for “Good Reason” (as defined in his employment agreement), the employment agreement provided that we would pay Mr. Månsson (i) his accrued and unpaid base salary, perquisite allowance and planning allowance, (ii) his accrued and unpaid salary with respect to vacation days accrued but not taken through the date of termination, (iii) any deferred amounts, and (iv) any other compensation that had been earned, accrued or was owing under the terms of any applicable plan, program or arrangement as of the termination date, including any incentive awards under the AIP, which we collectively refer to as the “Accrued Compensation.”

If Mr. Månsson’s employment agreement was terminated by the Company without Cause, or by Mr. Månsson for Good Reason, in each case more than six months prior to a Change in Control, the employment agreement provided that we would pay Mr. Månsson (i) his Accrued Compensation, (ii) his base salary for an additional two years after the termination date, (iii) at such time as other participants in the bonus plan were paid their respective bonuses in respect of that bonus plan year, a pro-rata bonus equal to the product of (a) the greater of (x) the target bonus under the bonus plan for the bonus plan year during which the termination date occurs, and (y) the actual bonus under such plan paid or payable to Mr. Månsson in respect of the immediately preceding bonus plan year, and (b) the fraction obtained by dividing (a) the number of days in the plan year elapsed through and including the termination date by (b) 365, which we refer to as the “Pro-Rata Bonus,” (iv) at such time as other participants in the bonus plan were paid their respective bonuses in respect of the bonus plan year during which the termination date occurs, an amount equal to the difference between (a) the greater of (y) Mr. Månsson’s target bonus under the bonus plan for the termination year, and (z) the actual bonus under such plan paid or payable to Mr. Månsson in respect of the immediately preceding bonus plan year, and (b) the Pro-Rata Bonus paid to the Mr. Månsson, (v) at such time as other participants in the bonus plan were paid their respective bonuses, in respect of each of the two bonus plan years immediately following the termination year, an amount equal to the greater of (a) the Mr. Månsson’s target bonus for the termination year, and (b) Mr. Månsson’s actual annual incentive compensation paid or payable with respect to the plan year immediately preceding the termination year, provided that the Company would pay in respect of the last of such bonus plan years only a pro- rata share of such annual bonus equal to the product of such bonus and a fraction, the numerator of which is the number of days during the termination year through and including the termination date and the denominator of which is 365, (vi) up to $35,000 for outplacement services for a period of up to one year commencing on or before the one-year anniversary of the termination date, but in no event extending beyond the date on which Mr. Månsson commenced other full-time employment, and (vii) upon presentation of invoices, the Company would reimburse Mr. Månsson for (a) reasonable costs associated with the packing, moving and unpacking of household goods and furnishings to a new permanent residence in Sweden, (b) broker’s fees and commissions payable on the sale of the Mr. Månsson’s then current principal residence in the United States up to an amount equal to six percent (6%) of the selling price of such residence, and (c) up to three percent (3%) of the purchase price of the Mr. Månsson’s new permanent residence in Sweden to cover the closing costs associated with the purchase of such new permanent residence; provided that such costs or fees were incurred within one (1) year following the termination date; provided further that the Company would gross up the compensation to be paid pursuant to this subsection (vii) to offset all income taxes incurred by Mr. Månsson as a result of such reimbursed costs and expenses, including such gross-up payment (we refer to the relocation expenses, as grossed up, as the “Relocation Expenses.” In addition, for a period of two years after the termination date, we would continue to pay the premium on Mr. Månsson’s term life insurance coverage in an amount equal to $5,000,000, which we refer to as the “Insurance Premiums,” and to provide Mr. Månsson and his beneficiaries continued participation in all medical, dental, vision, prescription drug, hospitalization and life insurance coverages and in all other employee welfare benefit plans, programs and arrangements in which the Mr. Månsson was participating immediately prior to the termination date, on terms and conditions that are no less favorable than those that applied on the termination date, which we refer to as the “Employee Welfare Benefits.” In addition, Mr. Månsson’s unvested equity awards would immediately vest, with any stock options remaining exercisable for the remainder of the original option term.

If Mr. Månsson’s employment agreement was terminated by the Company without Cause, or by Mr. Månsson for Good Reason, in either case within six months prior to, or two years after, a Change in Control, the employment agreement provided that we would pay Mr. Månsson the amounts set forth in the previous paragraph, provided, however, that (i) the multiplier of “2” as it appears in subsections (ii) and (v) of the previous paragraph in each instance would be substituted with a multiplier of “3,” (ii) any sums payable pursuant to subsections (i), (ii), (iv) or (v) of the previous paragraph would be paid in a lump sum within fifteen (15) days after the termination date, (iii) the cap applicable to outplacement services would be raised to fifty thousand dollars ($50,000), and (iv) nothing contained herein would preclude, limit or delay any additional payments or benefits otherwise owing to the Mr. Månsson as the result of such Change in Control pursuant to the Change in Control Plan, provided that Mr. Månsson would not be entitled to any duplicative payments or benefits as a result of the interaction of any such Change in Control Plan and his employment agreement. In addition, for a period of three years after the termination date, we would continue to pay the Insurance Premiums, and to provide Mr. Månsson and his beneficiaries Employee Welfare Benefits. Furthermore, the employment agreement also provided that if any payment by the Company resulted in excise tax under the parachute payment rules of Section 280G of the Code, then Mr. Månsson would be entitled to a gross-up payment so that the net amount retained would be equal to his or her payment less ordinary and normal taxes (but not less the excise tax).

If Mr. Månsson’s employment agreement was terminated by the Company or Mr. Månsson as a result of Mr. Månsson’s disability, the employment agreement provided that we would pay Mr. Månsson (i) his Accrued Compensation, (ii) his Pro-Rata Bonus, (iii) his base salary for a period of 12 months following the termination date and 50% of his base salary for the next 12 months, provided, however, that such base salary would be reduced by the amount of any benefits Mr. Månsson received by reason of his disability under the Company’s relevant disability plan or plans, and (iv) his Relocation Expenses. In addition, for a period of two years after the termination date, we would continue to pay the Insurance Premiums, and to provide Mr. Månsson and his beneficiaries continued participation in Employee Welfare Benefits. In addition, Mr. Månsson’s unvested equity awards would immediately vest, with any stock options remaining exercisable for the remainder of the original option term.

If Mr. Månsson’s employment agreement was terminated due to Mr. Månsson’s death, the employment agreement provided that we would pay Mr. Månsson’s estate or his beneficiaries (i) his Accrued Compensation, (ii) his Pro-Rata Bonus, (iii) his life insurance proceeds, and (iv) the Relocation Expenses. In addition, Mr. Månsson’s unvested equity awards would immediately vest, with any stock options remaining exercisable for the remainder of the original option term.

If Mr. Månsson’s employment agreement was terminated as a consequence of a non-renewal of the same, the employment agreement provided that we would pay Mr. Månsson (i) his Accrued Compensation, (ii) his Pro-Rata Bonus, (iii) his base salary for a period of one year following the termination date, (iv) up to $35,000 for outplacement services for a period of up to one year commencing on or before the one-year anniversary of the termination date, but in no event extending beyond the date on which Mr. Månsson commences other full-time employment, and (v) his Relocation Expenses. In addition, for a period of one year after the termination date, we would continue to pay the Insurance Premiums, and to provide Mr. Månsson and his beneficiaries continued participation in Employee Welfare Benefits. In addition, Mr. Månsson’s unvested equity awards would immediately vest, with any stock options remaining exercisable for the remainder of the original option term.

In the event that any payment or other benefit provided to Mr. Månsson upon his termination was determined, in whole or in part, to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code, and Mr. Månsson was a specified employee as defined in Section 409A(2)(B)(i) of the Code, such payments would not have been paid before the day that was six months plus one day after the Termination Date.

The tables on pages 42 - 44 of this Proxy Statement set forth the potential payments to Mr. Månsson upon termination or Change in Control.

On February 9, 2007, Mr. Månsson resigned from his position as Chief Executive Officer and President of the Company and as a member of the Board of Directors. In connection with Mr. Månsson’s resignation, the Company and Mr. Månsson entered into a separation agreement, which provides for payments of the following amounts that Mr. Månsson is entitled to receive pursuant to the terms of his pre-existing employment agreement: (a) accrued but unpaid compensation attributable to earned salary and salary that would have been earned for periods through May 9, 2007, unused earned vacation days and vacation days that would have been earned through May 9, 2007, and any other compensation that has been or would be earned or accrued under any bonus or other benefit plans to May 9, 2007, (b) continued payment of his annual base salary of $980,000 through May 9, 2009, (c) continued participation in life insurance, group health and all other employee welfare benefit plans through May 9, 2009 (or such earlier time as Mr. Månsson obtains equivalent coverages and benefits from a subsequent employer), (d) bonus payments of $980,000 for each of 2007 and 2008 and $346,356 for 2009, (e) full accelerated vesting of all stock options and restricted stock units granted to Mr. Månsson, with such stock options to remain exercisable for the duration of their 10-year term, (f) reimbursement of outplacement services fees, up to $35,000, and (g) reimbursement of expenses related to his relocation to Sweden, reimbursement of certain expenses relating to the sale of his current principal residence in the United States (up to 6% of the sales price of such residence), and reimbursement of closing costs relating to the purchase of a new residence in Sweden (up to 3%), plus a tax-gross-up payment.

The Company and Mr. Månsson agreed that the first six months of base salary payments will be paid in a lump sum on August 10, 2007, in compliance with Code Section 409A. Further, the Company agreed to pay his legal fees reasonably incurred in connection with the negotiation and execution of the separation agreement.

The confidentiality, nonsolicitation and noncompetition provisions in Mr. Månsson’s pre-existing employment agreement will remain in full force and effect. In the event that there is a “Change of Control” (as defined in his employment agreement) with respect to the Company within nine months after February 9, 2007, Mr. Månsson is entitled to receive: (i) his annual base salary for an additional year; (ii) continued participation in life insurance, group health and all other employee welfare benefit plans through May 9, 2010 (or such earlier time as Mr. Månsson obtains equivalent coverages and benefits from a subsequent employer); (iii) an additional bonus payment of $980,000; and (iv) an additional $15,000 on the limit of his reimbursable outplacement services.

Kathleen Boyer

Ms. Boyer entered into an employment letter agreement with Eddie Bauer in July 2004 pursuant to which she agreed to serve as Senior Vice President, Chief Merchandising Officer of Eddie Bauer, Inc. The letter agreement provides for an annual base salary of $475,000, to be reviewed on an annual basis, and Ms. Boyer received a signing bonus of $100,000. Ms. Boyer also receives an executive perquisite allowance of $18,000 per year for automobile expenses and/or financial, tax and estate planning. As a participant in the AIP, Ms. Boyer is eligible to receive a bonus targeted at 70% of her annual base salary if Eddie Bauer reaches target performance goals. Ms. Boyer received a one-time relocation payment in connection with her relocation to the Seattle, Washington, area.

If Ms. Boyer’s employment agreement is terminated by the Company for “Misconduct” (as defined in her employment agreement) or she voluntary resigns without “Good Reason” (as defined in her employment agreement), the employment agreement provides that we will pay Ms. Boyer (i) her accrued and unpaid base salary, (ii) her accrued and unpaid salary with respect to vacation days accrued but not taken through the date of termination, and (iii) all vested amounts and benefits due under any plan or program in accordance with their terms.

If Ms. Boyer’s employment agreement is terminated for any reason, other than by the Company for Misconduct or by her without Good Reason, the employment agreement provides that we will pay Ms. Boyer (i) her accrued and unpaid base salary, (ii) her accrued and unpaid salary with respect to vacation days accrued but not taken through the date of termination, (iii) any unpaid annual bonus pursuant to the AIP for any completed fiscal year, (iv) a pro rata bonus, if any, pursuant to the AIP for the year of termination based on her target bonus for such year which will be paid at the time such bonuses are generally paid, and (v) all vested amounts and benefits due under any plan or program in accordance with their terms, which we collectively refer to as the “Accrued Amounts.”

If Ms. Boyer’s employment agreement is terminated by the Company for any reason, other than Misconduct, “Incapacity” (as defined in her employment agreement), or death, or by Ms. Boyer for Good Reason, the employment agreement provides that we will pay Ms. Boyer, in addition to the Accrued Amounts, (i) one year of base salary, (ii) payment in an amount equal to an average AIP payment, defined as the average actual bonus paid over the two years prior to termination under the AIP and, if the termination occurs before Ms. Boyer would have been eligible to receive two annual bonuses, an amount equal to the target annual bonus received under the AIP in the year prior to termination, (iii) one year of continued medical coverage; and (iv) a relocation payment of $10,000. The payment of any severance amounts and benefits to Ms. Boyer set forth in this paragraph is subject to the execution by Ms. Boyer of a release.

If Ms. Boyer’s employment agreement is terminated by the Company for Incapacity, the employment agreement provides that, in addition to the Accrued Amounts, (i) Ms. Boyer will continue to be employed by the Company as a non-executive employee on the same terms and conditions, including base salary, in effect as of the date of such notification until the earlier of the date on which (i) she qualifies for long term disability benefits under the long term disability plan in effect at the time of her Incapacity or (ii) the benefit waiting period under the long term disability plan in effect at the time of her Incapacity ends. All payments and benefits provided to Ms. Boyer in accordance with the prior sentence will be reduced by any payments or benefits she receives under any disability plan, program or arrangement maintained for the benefit of our employees.

The tables on pages 42 - 44 of this Proxy Statement set forth the potential payments to Ms. Boyer upon termination or Change in Control.

Shelley Milano

Ms. Milano entered into an employment letter agreement with Eddie Bauer in March 2005 pursuant to which she agreed to serve as Senior Vice President, General Counsel and Secretary. The letter agreement provides for an annual base salary of $350,000, subject to review on an annual basis, and the letter agreement provided for a signing bonus of $50,000. Ms. Milano also receives an executive perquisite allowance of $14,000 per year for automobile expenses and/or financial, tax and estate planning. As a participant in the AIP, Ms. Milano is eligible to receive a bonus targeted at 70% of her annual base salary if Eddie Bauer reaches target performance goals.

If Ms. Milano is terminated by the Company for reasons other than “Misconduct” (as defined her letter agreement), she will receive 12 months of severance based on her highest base salary in the past year. Eddie Bauer will also provide six months of medical insurance under COBRA at an associate rate. Ms. Milano would not be entitled to severance benefits if she voluntarily terminates her employment with us, or if her employment is terminated for Misconduct. The payment of any severance amounts and benefits to Ms. Milano is subject to the execution by Ms. Milano of a waiver and release of claims against the Company.

The tables on pages 42 - 44 of this Proxy Statement set forth the potential payments to Ms. Milano upon termination or Change in Control.

In early March 2007, Ms. Milano tendered her resignation as Senior Vice President, General Counsel and Secretary of the Company. The Company requested that Ms. Milano continue her employment through a transition period, and on April 5, 2007, the Company accepted that Ms. Milano would resign as Senior Vice President, General Counsel and Secretary of the Company on June 1, 2007, and would continue as an employee of Eddie Bauer, Inc. until July 2, 2007. In consideration for Ms. Milano’s agreement to continue her service through July 2, 2007, the Company agreed to pay her a $300,000 retention bonus, of which $50,000 was paid on March 9, 2007, and the remaining $250,000 will be paid on May 31, 2007.

Eddie Bauer Termination Benefits(1,2)

					Value of			Long-
					Accelerated		Life	Term
	Separation				Equity	Excise Tax	Insurance	Disability
	Benefit		Pro-Rata Bonus		Awards	Gross Up(3)	Proceeds(4)	Payments(5)	Total

Fabian Månsson
By Company Without Cause	$3,983,993	(6)	$980,000		$1,208,000	—	—	—	$6,171,993
By Officer for Good Reason	$3,983,993	(6)	$980,000		$1,208,000	—	—	—	$6,171,993
Change in Control	$6,953,490	(7)	$980,000		$1,208,000	$2,906,199	—	—	$12,047,689
Death(8)	—		$980,000		$1,208,000	—	$1,500,000	—	$3,688,000
Disability	$28,993	(9)	$980,000		$1,208,000	—	—	$6,750,000	$8,966,993
Kathleen Boyer
By Company Without Cause	$874,269	(6)	$350,000	(10)	—	—	—	—	$1,224,269
By Officer for Good Reason	$874,269	(6)	$350,000	(10)	—	—	—	—	$1,224,269
Change in Control	$2,099,656	(7)	—		$412,230	—	—	—	$2,511,886
Death	—		—		—	—	$1,500,000		$1,500,000
Disability	—		—		—	—	—	$2,125,000	$2,125,000
Ann Perinchief
By Company Without Cause	—		—		—	—	—	—	—
By Officer for Good Reason	—		—		—	—	—	—	—
Change in Control	$1,550,385	(7)	—		$412,230	—	—	—	$1,962,615
Death	—		—		—	—	$1,500,000	—	$1,500,000
Disability	—		—		—	—	—	$3,475,000	$3,475,000
Shelley Milano
By Company Without Cause	$404,480	(6)	—		—	—	—	—	$404,480
By Officer for Good Reason	—		—		—	—	—	—	—
Change in Control	$1,927,175	(7)	—		$412,230	$663,808	—	—	$3,003,213
Death	—		—		—	—	$1,500,000	—	$1,500,000
Disability	—		—		—	—	—	$4,350,000	$4,350,000

(1)	For purposes of this termination benefits table, we have assumed that as of December 29, 2006, no NEO had (i) accrued and unpaid base salary, (ii) accrued and unpaid salary with respect to vacation days accrued but not taken through the date of termination, and (iii) any amounts or benefits earned, accrued or owing under any Company plan or program, which we collectively refer to as the “Accrued Compensation.” Upon a termination “By Company for Cause” or “By Officer Without Good Reason,” NEOs are entitled solely to Accrued Compensation. Since we have assumed that no Accrued Compensation is owing as of December 29, 2006, we have not included these termination events in the table above.

(2)	All NEOs are covered by the Change in Control Plan. In addition, as of December 29, 2006, three NEOs, Fabian Månsson, Kathleen Boyer and Shelley Milano, had employment agreements that provided for severance benefits upon certain non-change in control termination events.

(3)	All NEOs are eligible to receive tax gross-ups should payments to them be subject to excise tax following a Change in Control. As of December 29, 2006, Mr. Månsson and Ms. Milano were the only executives who would have been subject to excise tax.

(4)	Up to four times base salary, with maximum benefit capped at $1.5 million. Mr. Månsson’s employment agreement provided for up to $5 million in life insurance proceeds if certain requirements were met. However, Mr. Månsson failed to meet these requirements and was only eligible for $1.5 million.

(5)	Provides up to 60% of salary replacement, to a maximum of $25,000 per month. For purposes of calculating the aggregate long-term disability payment for each NEO, we have applied the maximum payment per month ($25,000) for such NEO up to age 65.

(6)	See “Separation Benefits — By Company Without Cause and By Officer for Good Reason” below for details.

(7)	See “Separation Benefits — Change in Control” below for details.

(8)	Mr. Månsson’s estate was entitled to reimbursement for Relocation Expenses incurred in connection with the relocation of Mr. Månsson’s beneficiaries to Sweden. The Company cannot provide an estimate of the cost of these Relocation Expenses. See summary of Mr. Månsson’s employment agreement on pages 38-40 of this Proxy Statement for a description of Relocation Expenses.

(9)	Pursuant to the terms of his employment agreement, Mr. Månsson was eligible to receive 100% of his base salary for a period of 12 months after termination for disability and 50% of his base salary for the 12 months thereafter, reduced by the value of long-term disability payments. Because disability payments to Mr. Månsson exceed 150% of Mr. Månsson’s base salary, this benefit is reduced to zero. The Company was also responsible for providing medical, dental, life and disability insurance for a period of two years at an estimated cost of $28,993. In addition, Mr. Månsson was entitled to reimbursement for Relocation Expenses incurred in connection with his relocation to Sweden. The Company cannot provide an estimate of the cost of these Relocation Expenses. See summary of Mr. Månsson’s employment agreement on pages 38-40 of this Proxy Statement for a description of Relocation Expenses.

(10)	For purposes of the pro-rata bonus payable to Ms. Boyer upon a termination “By Company Without Cause” or “By Officer for Good Reason,” we assumed that Ms. Boyer’s unpaid annual bonus under the AIP for fiscal year 2006 was $350,000. However, in 2007 the Company determined that the performance goals for payment of the bonuses under the AIP had not been met in fiscal year 2006 and, as a result, Ms. Boyer did not receive an AIP bonus.

Separation Benefit — By Company Without Cause and By Officer for Good Reason

		Company
		Provided
	Cash	Medical	Relocation
	Severance(11)	Benefits(12)	Expense(13)	Outplacement	Total

Fabian Månsson(14)	$3,920,000	$28,993	—	$35,000	$3,983,993
Kathleen Boyer	$850,000	$14,269	$10,000	—	$874,269
Shelley Milano	$400,000	$4,480	—	—	$404,480

(11)	For Mr. Månsson, cash severance equals two times base salary plus target bonus. For Ms. Boyer, cash severance equals one time base pay plus target bonus. For Ms. Milano, cash severance equals one time base salary.

(12)	For Mr. Månsson, medical benefits reflect two years of medical, dental, life and disability insurance. For Ms. Boyer, medical benefits equal the greater of (i) one year of COBRA at the associate rate, or (ii) COBRA at the associate rate for the period as specified in the severance program in effect at the time. For Ms. Milano, medical benefits equal COBRA at the associate rate for a period of six months.

(13)	Mr. Månsson was entitled to reimbursement for Relocation Expenses incurred in connection with his relocation to Sweden. The Company cannot provide an estimate of the cost of these Relocation Expenses. See summary of Mr. Månsson’s employment agreement on pages 38-40 of this Proxy Statement for a description of Relocation Expenses.

(14)	If Mr. Månsson’s employment were terminated by the Company without Cause or by Mr. Månsson for Good Reason during the period six months prior to, or two years after, a Change in Control, the severance multiple of two used for determining the value of his separation and medical benefits would have been increased to three (resulting in a separation payment of $5.88 million and medical benefits of $43,490). Additionally, the value of outplacement benefits would have increased from $35,000 to $50,000 and Mr. Månsson would have been eligible for a gross-up payment to cover the value of any excise tax.

Separation Benefit — Change in Control

		Current			Total
	Cash	Annual	Project		Separation
	Severance(15)	Bonus(16)	Bonus(17)	Benefits(18)	Benefit

Fabian Månsson(19)	$5,880,000	$980,000	—	$93,490	$6,953,490
Kathleen Boyer	$1,700,000	$350,000	—	$49,656	$2,099,656
Ann Perinchief	$1,241,000	$255,500	—	$53,885	$1,550,385
Shelley Milano	$1,360,000	$280,000	$240,000	$47,175	$1,927,175

(15)	Per the Change in Control Plan, all NEOs, other than Mr. Månsson, receive two times base salary plus two times the greater of the target bonus for the fiscal year in which the termination occurs or the average annual bonus paid in the three full fiscal years ending prior to the date of termination. Mr. Månsson was entitled to receive three times base salary plus three times the greater of the target bonus for the fiscal year in which the termination occurred or the average annual bonus paid in the three full fiscal years ending prior to the date of termination.

(16)	All NEOs receive a full year non-prorated target payout under the current year annual incentive plan.

(17)	Ms. Milano is the only NEO eligible for a bonus under the Project Bonus Plan.

(18)	Includes two years continuation of medical, dental, life, and disability insurance, except for Mr. Månsson who was entitled to receive three years. Also includes $25,000 in outplacement services benefits for each executive, except for Mr. Månsson who was eligible to receive $50,000.

(19)	Mr. Månsson was entitled to reimbursement for Relocation Expenses incurred in connection with his relocation to Sweden. The Company cannot provide an estimate of the cost of these Relocation Expenses. See summary of Mr. Månsson’s employment agreement on pages 38-40 of this Proxy Statement for a description of Relocation Expenses.

Director Compensation

A summary of our non-employee director compensation policy is set forth in the section titled “Directors’ Compensation” on page 15 of this Proxy Statement. The following table and related footnotes summarize the compensation paid by the Company to each non-employee director for the fiscal year ended December 30, 2006.

	Fees Earned
	or		Stock		Option		All Other
	Paid in Cash		Awards(1)		Awards(1)		Compensation	Total
Name	($)		($)		($)		($)	($)

William T. End	$193,423	(2)	$42,211	(3)	$66,640	(4)	—	$302,274
John C. Brouillard	$117,016		$42,211	(3)	$66,640	(4)	—	$225,867
Howard Gross(5)	$86,600		$42,211	(3)	$66,640	(4)	—	$195,451
Paul E. Kirincic	$82,526		$42,211	(3)	$66,640	(4)	—	$191,377
Kenneth M. Reiss	$98,875		$42,211	(3)	$66,640	(4)	—	$207,726
Laurie M. Shahon	$107,753		$42,211	(3)	$66,640	(4)	—	$216,604
Edward M. Straw	$78,764		$42,211	(3)	$66,640	(4)	—	$187,615
Stephen E. Watson	$99,582		$42,211	(3)	$66,640	(4)	—	$208,433

(1)	The dollar amounts in these columns reflect the compensation expense/(income) recognized for financial statement reporting purposes for the fiscal year ended December 30, 2006, in accordance with SFAS 123R, and include amounts from awards granted prior to 2006. The assumptions used in the calculation of these amounts are included in footnote 17 to the Company’s audited financial statements for the fiscal year ended December 30, 2006 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2007.

(2)	Mr. End deferred $75,000 of the $193,423 of fees earned or paid in cash. Our non-employee directors are eligible to participate in the Company’s nonqualified deferred compensation plan. A non-employee director may defer up to 100% of (i) the cash retainer and meeting and committee fees payable to him or her, and (ii) the second and third vesting installments of his or her restricted stock units, which will vest on July 1, 2007 and July 1, 2008. When a director elects to defer a portion of his or her compensation such amount is allocated to an account that tracks the performance of our common stock. Each deferred amount is assigned a number of hypothetical shares of our common stock at the time of the deferral based on the fair market value of the common stock on that date. The value of the deferred amount fluctuates with the value of our common stock and may lose value. At the elected time pursuant to the nonqualified deferred compensation plan, the value of the deferred amount is paid to the non-employee director in cash.

(3)	At December 30, 2006, each non-employee director held options to purchase 17,000 shares of the Company’s common stock, with an exercise price of $23.37 per share.

(4)	At December 30, 2006, each non-employee director held 4,280 restricted stock units.

(5)	Although Mr. Gross is not currently receiving any compensation for serving on the Board of Directors, Mr. Gross did receive the amounts set forth above for serving as a non-employee director during fiscal year 2006.

REPORT OF COMPENSATION COMMITTEE

The information in this Compensation Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Securities and Exchange Act of 1934.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Stephen E. Watson (Chair)
John C. Brouillard
Paul E. Kirincic

CERTAIN TRANSACTIONS WITH RELATED PERSONS

In accordance with its charter, our Audit Committee is responsible for reviewing and approving in advance all related party transactions that are referred to the Audit Committee by management, which would require disclosure pursuant to the SEC rules, and other related-party transactions required by Company policy to be reviewed and approved.

Except as disclosed below, neither our directors or executive officers, nor any stockholder owning more than five percent of our issued shares, nor any of their respective associates or affiliates, had any material interest, direct or indirect, in any material transaction to which we were a party during fiscal 2006, or which is presently proposed.

We believe, based on our reasonable judgment, but without further investigation, that the terms of each of the following transactions or arrangements between us and our affiliates, officers, directors or stockholders which were parties to the transactions were, on an overall basis, at least as favorable to us as could then have been obtained from unrelated parties.

Transactions with FTI Palladium Partners

We paid certain fees to FTI Palladium Partners, a company at which David Taylor, our Interim Chief Financial Officer, serves as a Senior Managing Director, for services rendered by consultants of FTI Palladium Partners, other than David Taylor. In fiscal year 2006, we paid FTI Palladium Partners $1,169,988 for such other consulting services. In addition, we reimbursed FTI Palladium Partners $86,883 for expenses incurred in connection with the provision of these consulting services. We believe the pricing of these services is comparable to prices paid by us to independent third parties.

Donald Perinchief’s Employment

Donald Perinchief, the husband of one of our NEOs, currently is employed, and was employed during fiscal year 2006, as Vice President, Licensing. In 2006, the Company paid Mr. Perinchief a base salary of $213,231 and a bonus of $75,390.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our executive officers, directors and persons who own more than 10 percent of a registered class of our equity securities file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-10 percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms that they file. Based solely upon our review of copies of the forms received by us and written representations from certain reporting persons that they have complied or not complied with the relevant filings requirements, we believe that, during the fiscal year ended December 30, 2006, all of our executive officers, directors and greater-than-10 percent stockholders complied with all Section 16(a) filing requirements.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding beneficial ownership of our common stock as of March 31, 2007, by:

•	each of our non-employee directors;

•	each of our NEOs;

•	all of our directors and NEOs as a group; and

•	all other stockholders known by us to beneficially own more than five percent of our outstanding common stock.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the date as of which this information is provided, and not subject to repurchase as of that date, are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Except as indicated in the notes to this table, and except pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by them. Percentage ownership is based on 30,448,520 shares of common stock outstanding on March 31, 2007. Unless otherwise indicated, the address for each of the stockholders listed below is c/o Eddie Bauer Holdings, Inc., 15010 NE 36th Street, Redmond, Washington 98052.

	Number of Shares of
	Common Stock	Percent of Common
	Beneficially Owned	Stock Outstanding

Wellington Management Company, LLP(1)	4,201,800	13.8%
FMR Corp.(2)	3,624,675	11.9
Bank of America, N.A.(3)	2,065,936	6.8
JP Morgan Chase Bank, N.A.(4)	1,857,839	6.1
Fabian Månsson(5)	300,000	*
Kathleen Boyer(6)	41,125	*
Shelley Milano(7)	41,125	*
Ann Perinchief(8)	26,642	*
William T. End(9)	7,092	*
John C. Brouillard(9)	7,092	*
Howard Gross(9)	7,092	*
Paul E. Kirincic(9)	7,092	*
Kenneth M. Reiss(9)	7,092	*
Laurie M. Shahon(9)	7,092	*
Edward M. Straw(9)	7,092	*
Stephen E. Watson(9)	7,092	*
David Taylor	—	—
Timothy McLaughlin	—	—
All directors and executive officers as a group (14 persons)(10)	465,628	1.5%

*	Indicates less than one percent.

(1)	Information based on Schedule 13G filed on December 11, 2006, with the SEC by Wellington Management Company, LLP (“Wellington Management”). According to the Schedule 13G, Wellington Management has (a) shared voting power over 2,358,300 shares and (b) shared dispositive power over 4,201,800 shares. The shares listed above are owned of record by clients of Wellington Management. Wellington Management acknowledges that, in its capacity as investment advisor, it may be deemed the beneficial owner of the shares listed above. The address for Wellington Management is 75 State Street, Boston, Massachusetts 02109.

(2)	Information based on Schedule 13G/A filed on February 14, 2007, with the SEC by FMR Corp. and certain related entities. According to the Schedule 13G/A: (a) Fidelity Management & Research Company beneficially owns 3,621,875 shares as a result of acting as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940; and (b) Fidelity Management Trust Company beneficially owns 2,800 shares as a result of serving as investment manager of certain institutional accounts. Edward C. Johnson 3d and FMR Corp., which is the parent company of these entities, have sole voting power over 2,800 shares and sole dispositive power over 3,624,675 shares. Edward C. Johnson 3d and certain members of his family, collectively, may form a controlling group with respect to FMR Corp. The address of each entity and Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.

(3)	Information based on Schedule 13G filed on February 8, 2006, with the SEC by Bank of America Corporation, NB Holdings Corporation and Bank of America, N.A. (the “BofA Entities”). According to the Schedule 13G: (a) Bank of America, N.A. has sole voting and sole dispositive power over 2,065,936 shares; (b) Bank of America Corporation has shared voting power and shared dispositive power over 2,065,936 shares; and (c) NB Holdings Corporation has shared voting power and shared dispositive power over 2,065,936 shares. The address of the BofA Entities is 100 Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, North Carolina 28255.

(4)	Information based on Schedule 13G filed on February 12, 2007, with the SEC by JPMorgan & Chase Co. and its wholly-owned subsidiary, JPMorgan Chase Bank, National Association. According to the Schedule 13G, JPMorgan & Chase Co. has sole voting and dispositive power over 1,857,839 shares. The address for JPMorgan & Chase Co. is 270 Park Avenue, New York, NY 10017.

(5)	Includes 100,000 shares of common stock reserved for issuance upon exercise of stock options that are or will be exercisable on or before May 30, 2007. On February 9, 2007, in connection with Mr. Månsson’s resignation, his 50,000 unvested options vested in full and will remain exercisable for the duration of their 10-year term.

(6)	Includes 18,375 shares of common stock reserved for issuance upon exercise of stock options that are or will be exercisable on or before May 30, 2007.

(7)	Includes 18,375 shares of common stock reserved for issuance upon exercise of stock options that are or will be exercisable on or before May 30, 2007.

(8)	Includes 18,375 shares of common stock reserved for issuance upon exercise of stock options that are or will be exercisable on or before May 30, 2007. In addition, the total includes 6,037 shares of common stock reserved for issuance upon exercise of stock options that are or will be exercisable on or before May 30, 2007, and 75 shares of common stock held by Mr. Don Perinchief, her spouse. Ms. Perinchief disclaims beneficial ownership of the common stock underlying the stock options held by Mr. Perinchief.

(9)	Includes 5,666 shares of common stock reserved for issuance upon exercise of stock options that are or will be exercisable on or before May 30, 2007.

(10)	Includes 206,490 shares of common stock reserved for issuance upon exercise of stock options that are or will become exercisable on or before May 30, 2007.

ON BEHALF OF THE BOARD OF DIRECTORS

Howard Gross
Interim Chief Executive Officer

15010 NE 36th Street
Redmond, WA 98052
May 11, 2007

Annex A

2007 Amendment and Restatement of the Eddie Bauer Holdings, Inc. 2005 Stock Incentive Plan

Amended and Restated 4/29/2007

EDDIE BAUER HOLDINGS, INC.
2005 STOCK INCENTIVE PLAN

1.	Purpose; Eligibility.

1.1  General Purpose.  The name of this plan is the Eddie Bauer Holdings, Inc. 2005 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to enable Eddie Bauer Holdings, Inc., a Delaware corporation (the “Company”), and any Affiliate to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company. This is an amendment and restatement of the Plan originally adopted August 3, 2005, as amended and restated on November 3, 2005 and December 8, 2005.

1.2  Eligible Award Recipients.  The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.

1.3  Available Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of one or more of the following Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards, (d) Performance Awards and (e) Stock Appreciation Rights.

2.	Definitions.

2.1  “409A Award” means an Award that is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code and Section 8 of this Plan.

2.2  “Administrator” means the Board or the Committee appointed by the Board in accordance with Section 3.5.

2.3  “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code and any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture or unincorporated organization that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company. For this purpose “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another, whether through ownership of voting securities, by contract or otherwise.

2.4  “Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Award, a Performance Award, a Stock Appreciation Right and a 409A Award.

2.5  “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.6  “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

2.7  “Board” means the Board of Directors of the Company.

2.8  “Cashless Exercise” has the meaning set forth in Section 6.4.

2.9  “Cause” means, (a) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or its Affiliates and such agreement or policy manual provides for a definition of Cause, as defined therein and (b) with respect to all other Participants, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (ii) conduct tending to bring the Company into substantial public disgrace, or disrepute, (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.10  “Change in Control” shall mean:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act);

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The adoption of a plan relating to the liquidation or dissolution of the Company; or

(d) Any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than 35% of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); or

(e) The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (1) 65% or more of the total voting power of (i) the Surviving Entity, or (ii) if applicable, the ultimate Parent Corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Entity, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (2) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of more than 35% of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Entity) and (3) at least a majority of the members of the board of directors of the Parent Corporation (or if there is no Parent Corporation, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (1), (2) and (3) above shall be deemed to be a “Non-Qualifying Transaction”).

The foregoing notwithstanding, a transaction shall not constitute a Change in Control if (i) its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; (ii) it constitutes a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system; (iii) it constitutes a change in Beneficial Ownership that results from a change in ownership of an existing stockholder; or (iv) solely because 35% or more of the total voting power of the Company’s then outstanding securities is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit Plans of the Company or any Affiliate, or (B) any company which, immediately prior to such Business Combination, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

2.11  “Code” means the Internal Revenue Code of 1986, as amended.

2.12  “Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.

2.13  “Common Stock” means the common stock, $0.01 par value per share of the Company.

2.14  “Company” means Eddie Bauer Holdings, Inc., a Delaware corporation.

2.15  “Consultant” means any person, including an advisor, (a) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Directors of an Affiliate; provided that, except as otherwise permitted in Section 5.4(b) hereof, such person is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.16  “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

2.17  “Covered Employee” means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is or would be required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.18  “Date of Grant” means, provided the key terms and conditions of the Award are communicated to the Participant within a reasonable period of time following the Administrator’s action, the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Company Common Stock or, if a subsequent date is set forth in such resolution, or determined by the Administrator, as the Date of Grant, then such date as is set forth in such resolution. In any situation where the terms of the Award are subject to negotiation with the Participant, the Date of Grant shall not be earlier than the date the key terms and conditions of the Award are communicated to the Participant

2.19  “Detrimental Activity” means: (a) violation of the terms of any agreement with the Company concerning non-disclosure, confidentiality, intellectual property, privacy or exclusivity; (b) disclosure of the Company’s confidential information to anyone outside the Company, without prior written authorization from the Company, or in conflict with the interests of the Company, whether the confidential information was acquired or disclosed by the Participant during or after employment by the Company; (c) failure or refusal to disclose promptly or assign to the Company all right, title and interest in any invention, work product or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the interests of the Company or, the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (d) activity that is discovered to be grounds for or results in termination of the Participant’s employment for Cause; (e) any breach of a restrictive covenant contained in any employment agreement, Award Agreement or other agreement between the Participant and the Company, during any period for which a restrictive covenant prohibiting Detrimental Activity, or other similar conduct or act, is applicable to the Participant during or after employment by the Company; (f) any attempt directly or indirectly to induce any Employee of the Company to be employed or perform services or acts in conflict with the interests of the Company; (g) any attempt, in conflict with the interests of the Company, directly or indirectly, to solicit the trade or business of any current or prospective customer, client, supplier or partner of the Company; (h) the conviction of, or guilty plea entered by, the Participant for any felony or a crime involving moral turpitude whether or not connected with the Company; or (i) the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company.

2.20  “Director” means a member of the Board.

2.21  “Disability” means that the Optionholder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Code Section 22(e)(3), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.22  “Effective Date” shall mean August 3, 2005, the date the Board originally adopted the Plan. This amendment and restatement of the Plan is effective April 29, 2007.

2.23  “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.24  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.25  “Fair Market Value” means, as of any date, the value of the Common Stock determined using a method consistent with the definition of fair market value found in Section 409A of the Code and any regulations or regulatory interpretations promulgated thereunder and in effect as of such date, and, where possible, will be determined using a method that is a presumptively reasonable valuation method under the Code and/or the regulations as determined below.

(a) If the Company’s shares of Common Stock are readily tradable on an established securities market and closing prices are reported on any date, Fair Market Value may be determined based upon the last sale before or the first sale after the Award, the closing price on the trading day before or the trading day of the Award, or may be based upon an average selling price during a specified period that is within 30 days before or 30 days after the Award, provided that the commitment to grant the stock rights based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of stock rights under the same and substantially similar programs.

(b) If the Company’s shares of Common Stock are readily tradable on an established securities market but closing prices are not reported, Fair Market Value may be determined based upon the average of the highest bid and lowest asked prices of the Common Stock reported on the trading day before or the trading day of the Award, or may be based upon an average of the highest bid and lowest asked prices during a specified period that is within 30 days before or 30 days after the Award, provided that the commitment to grant the stock rights based on such valuation method must be irrevocable before the beginning of the specified period, and such valuation method must be used consistently for grants of stock rights under the same and substantially similar programs.

(c) If the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be determined in good faith by the Administrator through the reasonable application of a reasonable valuation method based on the facts and circumstances as of the valuation date, including by an independent appraisal that meets the requirements of Code Section 401(a)(28)(C) and the regulations promulgated thereunder as of a date that is no more than 12 months before the relevant transaction to which the valuation is applied (for example, the grant date of a stock option) and such determination shall be conclusive and binding on all persons.

2.26  “Form S-8” has the meaning set forth in Section 5.4(b).

2.27  “Free Standing Rights” has the meaning set forth in Section 7.3(a).

2.28  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.29  “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.30  “Inducement Award” means the grant of an Award as a material inducement to a person or persons being hired by the Company or any of its Affiliates, or being rehired following a bona fide period of interruption of employment. Inducement Awards include grants to new Employees in connection with a merger or acquisition. Promptly following the grant of any Inducement Award, the Company must disclose in a press release the material terms of the Award, including the recipient of the Award and the number shares of Common Stock involved.

2.31  “Listing Date” means the first date upon which any security of the Company is required to be listed under Section 12 of the Exchange Act and is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.32  “Market Stand-Off” has the meaning set forth in Section 15.

2.33  “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.34  “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.35  “Officer” means (a) before the Listing Date, any person designated by the Company as an officer and (b) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.36  “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.37  “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.38  “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.39  “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(3).

2.40  “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.41  “Performance Award” means an Award granted pursuant to Section 7.2 which may be share- or cash-denominated.

2.42  “Permitted Transferee” means (a) any spouse, parents, siblings (by blood, marriage or adoption) or lineal descendants (by blood, marriage or adoption) of a Participant; (b) any trust or other similar entity for the benefit of a Participant or the Participant’s spouse, parents, siblings or lineal descendants; provided, however, that any transfer made by a Participant to a Permitted Transferee may only be made if the Permitted Transferee, prior to the time of transfer of stock, agrees in writing to be bound by the terms of this Plan and provides written notice to the Company of such transfer.

2.43  “Plan” means this Eddie Bauer Holdings, Inc. 2005 Stock Incentive Plan.

2.44  “Related Rights” has the meaning set forth in Section 7.3(a).

2.45  “Restricted Award” means any Award granted pursuant to Section 7.1, including Restricted Stock and Restricted Stock Units.

2.46  “Restricted Period” has the meaning set forth in Section 7.1.

2.47  “Restricted Stock” has the meaning set forth in Section 7.1.

2.48  “Restricted Stock Unit” means a hypothetical Common Stock unit having a value equal to the Fair Market Value of an identical number of shares of Common Stock as determined in Section 7.1.

2.49  “Right of Repurchase” means the Company’s option to repurchase Common Stock acquired under the Plan upon the Participant’s termination of Continuous Service pursuant to Section 11.8.

2.50  “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.51  “Rule 701” has the meaning set forth in Section 5.4(a).

2.52  “SAR Amount” has the meaning set forth in Section 7.3(h).

2.53  “SAR exercise price” has the meaning set forth in Section 7.3(b).

2.54  “Securities Act” means the Securities Act of 1933, as amended.

2.55  “Six Months Holding Period” has the meaning set forth in Section 11.7.

2.56  “Stock Appreciation Right” means the right pursuant to an award granted under Section 7.3 to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of stock covered by such right or such portion thereof, over (B) the aggregate SAR exercise price of such right or such portion thereof.

2.57  “Stock for Stock Exchange” has the meaning set forth in Section 6.4.

2.58  “Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

2.59  “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	Administration.

3.1  Administration by Board.  The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.5.

3.2  Powers of Administrator.  The Administrator shall have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.

3.3  Specific Powers.  In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act, provided such delegation is pursuant to a resolution that specifies the total number of shares of Common Stock that may be subject to awards by such Officer and such Officer may not make an Award to himself or herself; (e) to determine when Awards are to be granted under the Plan; (f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether each Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent (notwithstanding the foregoing, a cancellation of an Award where the Participant receives consideration equal in value to the Fair Market Value of the vested Award or, in the case of vested Options or Stock Appreciation Rights, the difference between the Fair Market Value of the Common Stock subject to an Award and the exercise price, shall not constitute an impairment of the Participant’s rights that requires Participant consent); (k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their Continuous Service for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; (l) to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers capital adjustments under Section 12; and (m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

3.4  Decisions Final.  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.5  The Committee.

(a)  General.  The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(b)  Committee Composition when Common Stock is Registered.  At such time as the Common Stock is required to be registered under Section 12 of the Exchange Act, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-

Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.6  Indemnification.  In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or Committee member shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

3.7  Repricing Prohibited.  Subject to the capital adjustment provisions contained in Section 12 hereof and notwithstanding Section 3.3(j) hereof, without the prior approval of the Company’s stockholders, the Administrator shall not cause the cancellation, substitution or amendment of an Option or a Stock Appreciation Right that would have the effect of reducing the exercise price of an Option or a Stock Appreciation Right previously granted under the Plan, or otherwise approve any modification to such Option or Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the primary securities exchange upon which the Company’s Common Stock is traded, including without limitation a repricing resulting from a repurchase or other payment attributable to the cancellation of an Option or a Stock Appreciation Right at a time when the Fair Market Value of the Common Stock underlying such Award is less than the exercise price.

4.	Shares Subject to the Plan.

4.1  Share Reserve.  Subject to the provisions of Section 12.1 relating to adjustments upon changes in Common Stock, the shares that may be issued pursuant to Awards shall consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock which may be issued upon exercise of all Awards under the Plan shall not exceed 4,350,000 shares, all of which may be used for Incentive Stock Options or any other Award.

4.2  Reversion of Shares to the Share Reserve.  If any Award shall for any reason expire or otherwise terminate, in whole or in part, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, including the Right of Repurchase of unvested Common Stock under Section 11.8(a), such shares shall again be available for purposes of the Plan. Notwithstanding the foregoing, upon exercise of a stock-settled Stock Appreciation Right, the number of shares subject to the Award shall be counted against the maximum aggregate number of shares of Common Stock which may be issued upon exercise of all Awards under the Plan as provided above, on the basis of one share for every share subject thereto, regardless of the number of shares used to settle the Stock Appreciation Right upon exercise. Any Awards or portions thereof that are settled in cash and not in shares of Common Stock shall not be counted against the foregoing maximum share limitations.

4.3  Source of Shares.  The shares of Common Stock subject to the Plan may be authorized but unissued Common Stock or reacquired Common Stock, bought on the market, pursuant to any forfeiture provision or otherwise.

5.	Eligibility.

5.1  Eligibility for Specific Awards.  Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

5.2  Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.

5.3  Section 162(m) Limitation.  Subject to the provisions of Section 12.1 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options or Stock Appreciation Rights covering more than 900,000 shares during any fiscal year, or Performance Awards which could result in such Employee receiving more than 500,000 shares of Common Stock in the case of share-denominated Performance Awards or $15,000,000 in the case of cash-denominated Performance Awards for each full or partial fiscal year of the Company contained in the performance period of a particular Performance Award. This Section 5.3 shall not apply prior to the Listing Date and, following the Listing Date, this Section 5.3 shall not apply until (a) the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 4.1); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; or (iv) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (b) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

5.4  Consultants.

(a)  Prior to the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(b)  From and after the Listing Date, a Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company (i.e., capital raising), or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

5.5  Directors.  Each Director of the Company shall be eligible to receive discretionary grants of Awards under the Plan. If the Board separately adopts a compensation policy covering some or all directors that provides for a predetermined formula grant that specifies the type of Award, the timing of the Date of Grant and the number of shares to be awarded under the terms of this Plan, such formula grant shall be incorporated by reference and will be administered as if such terms were provided under the terms of the Plan without any requirement that the Administrator separately take action to determine the terms of such Awards.

6.	Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at

the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 8 of the Plan. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1  Term.  Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it was granted.

6.2  Exercise Price of an Incentive Stock Option.  Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3  Exercise Price of a Nonstatutory Stock Option.  The exercise price of each Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted; provided, however, any Nonstatutory Stock Option granted (or treated as granted) with an exercise price less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 6.15 and Section 8 hereof. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code, as if the Option was a statutory option.

6.4  Consideration.  The exercise price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) during any period for which the Common Stock is readily tradable on an established securities market (i.e., the Common Stock is listed on any national securities exchange or traded in any recognized securities market system), by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “Cashless Exercise”); (iii) in any other form of legal consideration that may be acceptable to the Administrator, including without limitation with a full-recourse promissory note; provided, however, if applicable law requires, the par value (if any) of Common Stock, if newly issued, shall be paid in cash or cash equivalents. Any Common Stock acquired upon exercise with a promissory note shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (in its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Common Stock having a Fair Market Value at least equal to the principal amount of any such loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any national securities exchange or traded in any recognized securities market system), an exercise with a promissory note or other transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan. Unless otherwise provided in the terms of an Option Agreement, payment of the exercise price by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act in the form of a Stock for Stock Exchange is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

6.5  Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6  Transferability of a Nonstatutory Stock Option.  A Nonstatutory Stock Option may, in the sole discretion of the Administrator, be transferable to a Permitted Transferee upon written approval by the Administrator to the extent provided in the Option Agreement. A Permitted Transferee includes: (a) a transfer by gift or domestic relations order to a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; and (b) such other transferees as may be permitted by the Administrator in its sole discretion. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7  Vesting Generally.  The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. The Administrator may, but shall not be required to, provide that no Option may be exercised for a fraction of a share of Common Stock. The Administrator may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Option Agreement upon the occurrence of a specified event.

6.8  Termination of Continuous Service.  Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability or termination by the Company for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise provided in Sections 6.10 and 6.11 of this Plan, outstanding Options that are not exercisable at the time an Optionholder’s Continuous Service terminates for any reason other than for Cause (including an Optionholder’s death or Disability) shall be forfeited and expire at the close of business on the date of such termination. If the Optionholder’s Continuous Service terminates for Cause, all outstanding Options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of such termination for Cause.

6.9  Extension of Termination Date.  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason other than Cause (other than upon the Optionholder’s death or Disability) would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10  Disability of Optionholder.  Unless otherwise provided in an Option Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

6.11  Death of Optionholder.  Unless otherwise provided in an Option Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

6.12  Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

6.13  Early Exercise.  The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. In such case, the shares of Common Stock acquired on exercise shall be subject to the vesting schedule that otherwise would apply to determine the exercisability of the Option. Any unvested shares of Common Stock so purchased may be subject to any other restriction the Administrator determines to be appropriate.

6.14  Reload Options.  At the discretion of the Administrator, the Option may include a “reload” feature pursuant to which an Optionholder exercising an option by the delivery of a number of shares of Common Stock in accordance with Section 6.4(b)(i) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administrator may provide) to purchase that number of shares of Common Stock equal to the number delivered in a Stock for Stock Exchange of the original Option.

6.15  Additional Requirements Under Section 409A.  Each Option Agreement shall include a provision whereby, notwithstanding any provision of the Plan or the Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof, in the event any Option under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code.

7.	Provisions of Awards Other Than Options.

7.1  Restricted Awards.  A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. Each Restricted Award shall be in such form and shall contain such terms, conditions and Restricted Periods as the Administrator shall deem appropriate, including the treatment of dividends or dividend equivalents, as the case may be. The Administrator in its discretion may provide for an acceleration of the end of the Restricted Period in the terms of any Restricted Award, at any time, including in the event a Change in Control occurs. The terms and conditions of the Restricted Award may change from time to time, and the terms and conditions of separate Restricted Awards need not be identical, but each Restricted Award shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a)  Purchase Price.  The purchase price of Restricted Awards, if any, shall be determined by the Administrator, and may be stated as cash, property or prior services.

(b)  Consideration.  The consideration for Common Stock acquired pursuant to the Restricted Award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, a recourse promissory note, property or a Stock for Stock Exchange, or prior services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock.

(c)  Vesting.  Shares of Common Stock acquired under the Restricted Award may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Restricted Award, at any time, including in the event a Change in Control occurs.

(d)  Termination of Participant’s Continuous Service.  Unless otherwise provided in a Restricted Award or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant’s Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit the unvested portion of a Restricted Award acquired in consideration of prior or future services, and any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Restricted Award shall be forfeited and the Participant shall have no rights with respect to the Award.

(e)  Transferability.  Rights to acquire shares of Common Stock under the Restricted Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the Restricted Award remains subject to the terms of the Award Agreement.

(f)  Concurrent Tax Payment.  The Administrator, in its sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of restricted stock for which an election under Section 83(b) of the Code may be required.

(g)  Lapse of Restrictions.  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator (including, without limitation, the Participant’s satisfaction of applicable tax withholding obligations attributable to the Award), the restrictions applicable to the Restricted Award shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a Restricted Award, to the Participant or the Participant’s beneficiary or estate, as the case may be, unless such Restricted Award is subject to a deferral condition that complies with the 409A Award requirements that may be allowed or required by the Administrator in its sole discretion. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant’s beneficiary or estate, as the case may be. Unless otherwise subject to a deferral condition that complies with the 409A Award requirements, the Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts; (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such earlier date as may be necessary to avoid application of Code Section 409A to such Award.

(h)  Rights as a Stockholder.  A Participant receiving a Restricted Stock Award (denominated in shares of Common Stock) shall have the voting and dividend rights of a stockholder during the Restricted Period, unless the terms of the Award Agreement otherwise restrict such rights. A Participant receiving a Restricted Stock Unit Award (denominated in hypothetical Common Stock units) shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant.

7.2  Performance Awards.

(a)  Nature of Performance Awards.  A Performance Award is an Award entitling the recipient to acquire cash, actual shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock that will be settled in the form of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded cash or shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Awards under the Plan. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the amount of cash or the number of shares under the Performance Award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), gross or net sales, funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, improvement in cash-flow (before or after tax) or the occurrence of a Change in Control. A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance goals shall be objective and, if the Company is required to be registered under Section 12 of the Exchange Act, shall otherwise meet the requirements of Section 162(m) of the Code. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant’s termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, the Administrator shall determine. Such objective performance goals are not required to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

(b)  Restrictions on Transfer.  Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c)  Rights as a Stockholder.  A Participant receiving a Performance Award that is denominated in shares of Common Stock or hypothetical Common Stock units shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator), including, without limitation, the Participant’s satisfaction of applicable tax withholding obligations attributable to the Award. The Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2 1/2 months after the end of the Participant’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts; (ii) the date that is 2 1/2 months after the end of the Company’s taxable year for which the Administrator certifies that the Performance Award conditions have been satisfied and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such other date as may be necessary to avoid application of Section 409A to such Awards.

(d)  Termination.  Except as may otherwise be provided by the Administrator at any time, a Participant’s rights in all Performance Awards shall automatically terminate upon the Participant’s termination of employment (or business relationship) with the Company and its Affiliates for any reason.

(e)  Acceleration, Waiver, Etc.  After the Listing Date, with respect to Participants who are not Covered Employees, at any time prior to the Participant’s termination of Continuous Service with the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Award at any time, including in the event a Change in Control occurs. However, with respect to a Covered Employee after the Listing Date, no amendment or waiver of the performance goal will be permitted and no acceleration will be permitted unless the performance goal has been attained and the award is discounted to reasonably reflect the time value of money attributable to such acceleration.

(f)  Certification.  Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this Section 7.2(f).

7.3  Stock Appreciation Rights.

(a)  General.  Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7.3(b) are satisfied, in tandem with all or part of any Option granted under the Plan (“Related Rights”). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

(b)  Grant Requirements.  A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of Section 7.3(i) and Section 8 hereof. A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR exercise price”) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right must be fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

(c)  Exercise and Payment.  Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR exercise price per share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7.3(b)(i) shall be paid on the date of exercise and made in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at Fair Market Value on the date of exercise. Payment with respect to the exercise of a Stock Appreciation Right that does not satisfy the requirements of Section 7.3(b)(i) shall be paid at the time specified in the Award in accordance with the provisions of Section 7.3(i) and Section 8. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

(d)  Exercise Price.  The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.3(b)(i) are satisfied.

(e)  Reduction in the Underlying Option Shares.  Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.

(f)  Written Request.  Unless otherwise determined by the Administrator in its sole discretion, Stock Appreciation Rights shall be settled in the form of Common Stock. If permitted in the Stock Appreciation Right Award Agreement, a Participant may request that any exercise of a Stock Appreciation Right be settled for cash, but a Participant shall not have any right to demand a cash settlement. A request for cash settlement may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

(g)  Disapproval by Administrator.  If the Administrator disapproves in whole or in part any request by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Participant’s right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to request a cash form of payment at a later date, provided that a request to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Participant’s right to exercise any related Option.

(h)  Restrictions on Transfer.  Stock Appreciation Rights and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(i)  Additional Requirements under Section 409A.  A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section 7.3(b)(i) shall satisfy the requirements of this Section 7.3(i) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with an SAR exercise price less than Fair Market Value of the Common Stock underlying the Award on the date the Stock Appreciation Right is granted (regardless of whether or not such SAR exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR exercise price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR exercise price (the “SAR Amount”). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in Section 8.1 hereof.

8.	Additional Conditions Applicable to Nonqualified Deferred Compensation Under Section 409A of the Code.

In the event any Award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Award on the Date of Grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such Award is materially modified and deemed a new Award at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute a 409A Award, the following additional conditions shall apply and shall supersede any contrary vesting or term provisions in this Plan or in the terms of any 409A Award agreement.

8.1  Exercise and Distribution.  Notwithstanding any vesting or exercise provisions to the contrary, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

(a)  Specified Time.  A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the Date of Grant. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Date of Grant.

(b)  Separation from Service.  Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided, however, if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution in the form of a transfer of Common Stock or cash resulting from the exercise of an Award under this Section 8.1(b) may not be made before the date which is six months after the date of separation from service. Nothing herein shall be deemed to extend the date that an Award would otherwise expire under the terms of the Award Agreement and this Plan.

(c)  Death.  The date of death of the 409A Award recipient.

(d)  Disability.  The date the 409A Award recipient becomes disabled (within the meaning of Section 8.4(b) hereof).

(e)  Unforeseeable Emergency.  The occurrence of an unforeseeable emergency (within the meaning of Section 8.4(c) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(f)  Change in Control Event.  The occurrence of a Change in Control Event (within the meaning of Section 8.4(a) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

8.2  Term.  Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such Award shall no longer be exercisable on the date that is the later of: (a) 2 1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture; or (b) 2 1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.

8.3  No Acceleration.  A 409A Award may not be accelerated or exercised prior to the time specified in Section 8 hereof, except in the case of one of the following events:

(a)  Domestic Relations Order.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(b)  Conflicts of Interest.  The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(c)  Change in Control Event.  The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this Section 8 and the requirements of Section 409A of the Code.

8.4  Definitions.  Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(a)  “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Proposed Regulations § 1.409A-3(g)(5) and any subsequent guidance interpreting Code Section 409A). For example, a Change in Control Event will occur if:

(i)  a person or more than one person acting as a group:

(A)  acquires ownership of stock that brings such person’s or group’s total ownership in excess of 50% of the outstanding stock of the Company; or

(B)  acquires ownership of 35% or more of the total voting power of the Company within a 12 month period; or

(ii)  acquires ownership of assets from the Company equal to 40% or more of the total value of the Company within a 12 month period.

(b)  “Disabled” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

(c)  “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

9.	Covenants of the Company.

9.1  Availability of Shares.  During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

9.2  Securities Law Compliance.  Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state, federal or applicable foreign laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

10.	Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

11.	Miscellaneous.

11.1  Acceleration of Exercisability and Vesting.  The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

11.2  Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 12.1 hereof.

11.3  No Employment or Other Service Rights.  Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause, (b) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (c) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

11.4  Transfer, Approved Leave of Absence.  For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

11.5  Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

11.6  Withholding Obligations.  To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company or (d) by execution of a recourse promissory note by a Participant who is not a Director or executive officer. Unless otherwise provided in the terms of an Option Agreement, payment of the tax withholding by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act by delivering previously owned and unencumbered shares of Common Stock of the Company or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Award involved in the transaction.

11.7  Transfer of Stock Acquired Under Plan.  Notwithstanding anything to the contrary herein, if the Common Stock is not readily tradable on an established securities market, a Participant may not transfer Common Stock acquired under this Plan within six months after the purchase of such Common Stock (the “Six Months Holding Period”), other than, if permitted by the Administrator in its discretion: (a) to satisfy minimum tax withholding requirements, or (b) to a Permitted Transferee.

11.8  Right of Repurchase.  Each Award Agreement may provide that, following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s unvested Common Stock acquired under the Plan as provided in this Section 11.8 (the “Right of Repurchase”). The Right of Repurchase for unvested Common Stock shall be exercisable at a price equal to the lesser of the purchase price at which such Common Stock was acquired under the Plan or the Fair Market Value of such Common Stock (if an Award is granted solely in consideration of past services without payment of any additional consideration, the unvested Common Stock shall be forfeited without any repurchase). The Award Agreement may specify the period of time following a termination of the Participant’s Continuous Service during which the Right of Repurchase may be exercised, provided that such exercise may in any event be extended to a date that is within 60 days after the date the Six Months Holding Period has been satisfied.

12.	Adjustments Upon Changes in Stock.

12.1  Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (a) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Awards granted hereunder; (b) the aggregate number of shares of Common Stock or class of shares which may be purchased pursuant to Incentive Stock Options granted hereunder; (c) the number and/or class of shares of Common Stock covered by outstanding Options and Awards; (d) the maximum number of shares of Common Stock with respect to which Options may be granted to any single Optionholder during any calendar year; and (e) the exercise price of any Option in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of such Common Stock resulting from such transaction; provided, however, that any fractional shares resulting from the adjustment may be eliminated by a cash payment. The Administrator shall make such adjustments in a manner that is intended to provide an appropriate adjustment that neither increases nor decreases the value of such Award as in effect immediately prior to such corporate change, and its determination shall be final, binding and conclusive. The conversion of any securities of the Company that are by their terms convertible shall not be treated as a transaction “without receipt of consideration” by the Company.

12.2  Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then, subject to Section 12.3, all outstanding Awards shall terminate immediately prior to such event.

12.3  Change in Control — Asset Sale, Merger, Consolidation or Reverse Merger.  In the event of a Change in Control, a dissolution or liquidation of the Company, an exchange of shares, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale in one or a series of related transactions, of all or substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then the Company by the terms of the applicable transaction documents, or otherwise in the sole discretion of the Administrator may provide for: (a) the continuation of outstanding Awards by the Company (if the Company is the Surviving Entity); (b) the assumption of the Plan and such outstanding Awards by the Surviving Entity or its parent; (c) the substitution by the Surviving Entity or its parent of Awards with substantially the same terms (including an award to acquire the same consideration paid to the stockholders in the transaction described in this Section 12.3) for such outstanding Awards and, if appropriate, subject to the equitable adjustment provisions of Section 12.1 hereof; (d) the cancellation of such outstanding Awards in exchange for consideration equal in value to the Fair Market Value of vested Awards, or in the case of an

Option or Stock Appreciation Right, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Award; or (e) the cancellation of such outstanding Awards without payment of any consideration. If Options or Stock Appreciation Rights would be canceled without consideration for vested Awards, the Participant shall have the right, exercisable during the later of the 10-day period ending on the fifth day prior to such merger or consolidation or 10 days after the Administrator provides the Award holder a notice of cancellation, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the Option Agreement or Stock Appreciation Rights Agreement.

13.	Amendment of the Plan and Awards.

13.1  Amendment of Plan.  The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 12.1 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or any securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2  Stockholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3  Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4  No Impairment of Rights.  Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, a cancellation of an Award where the Participant receives consideration equal in value to the Fair Market Value of the vested Award or, in the case of vested Options or Stock Appreciation Rights, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant’s rights that requires consent of the Participant.

13.5  Amendment of Awards.  The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. For the avoidance of doubt, the cancellation of a vested Award where the Participant receives consideration equal in value to the Fair Market Value of the vested Award or, in the case of vested Options or Stock Appreciation Rights, the difference between the Fair Market Value of the Common Stock underlying the Award and the aggregate exercise price, shall not be an impairment of the Participant’s rights that requires consent of the Participant.

14.	General Provisions.

14.1  Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.2  Recapitalizations.  Each Award Agreement shall contain provisions required to reflect the provisions of Section 12.1.

14.3  Delivery.  Upon exercise of a right granted pursuant to an Award under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.4  Other Provisions.  The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

14.5  Cancellation and Rescission of Awards for Detrimental Activity.

(a)  Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that the Participant has not engaged in any Detrimental Activity described in Section 2.19.

(b)  Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant engages in any Detrimental Activity described in Section 2.19.

(c)  In the event a Participant engages in Detrimental Activity described in Section 2.19 after any exercise, payment or delivery pursuant to an Award, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such exercise, payment or delivery may be rescinded within one year thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company. The Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

14.6  Disqualifying Dispositions.  Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

15.	Market Stand-Off.

Each Option Agreement and Award Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Common Stock acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any shares of Common Stock subject to the Market Stand-Off, or into which such shares of Common Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

16.	Effective Date of Plan.

The Plan is effective as of the Effective Date. No Award granted on or after the date (specified in Section 2.22 hereof) on which this amendment and restatement is effective may be exercised (or in the case of a stock Award, may be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within 12 months before or after the date this amendment and restatement of the Plan is adopted by the Board. If the stockholders fail to approve the Plan within 12 months after the date on which the amendment and restatement of the Plan was adopted by the Board, any Awards that were contingent on stockholder approval (excluding Awards made prior to December 9, 2005 and Inducement Awards made on or after December 9, 2005) shall be rescinded and no additional Awards shall be made thereafter under the Plan.

17.	Termination or Suspension of the Plan.

The Plan shall terminate automatically on the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

18.	Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

19.	Execution.

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has caused this amendment and restatement of the Eddie Bauer Holdings, Inc. 2005 Stock Incentive Plan to be executed as of the 29th day of April, 2007.

EDDIE BAUER HOLDINGS, INC.

By:	/s/ Howard Gross
Name: Howard Gross
Title: Interim Chief Executive Officer

EDDIE BAUER HOLDINGS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, a stockholder of Eddie Bauer Holdings, Inc., a Delaware corporation, which we refer to as the “Company,” hereby nominates, constitutes and appoints William T. End and Howard Gross, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on Tuesday, June 12, 2007, which we refer to as the “Annual Meeting,” and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company that the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:
A VOTE “FOR” ALL ITEMS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Item 1.	To elect the nominees as directors:
NOMINEES

William T. End
John C. Brouillard
Howard Gross
Paul E. Kirincic
William E. Redmond, Jr.
Kenneth M. Reiss
Laurie M. Shahon
Edward M. Straw
Stephen E. Watson
☐	FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

☐	WITHHELD for all nominees listed above
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Item 2.	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm.

	☐FOR	☐AGAINST	☐ABSTAIN

Item 3.	To approve the 2007 amendment and restatement of the Eddie Bauer Holdings, Inc. 2005 Stock Incentive Plan.

	☐FOR	☐AGAINST	☐ABSTAIN
The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

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THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ITEMS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

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The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting dated May 11, 2007 and the accompanying Proxy Statement relating to the Annual Meeting.

Dated:	, 2007

Signature:

Signature:

Signature(s) of Stockholder(s)
(See Instructions Below)

The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.
☐ Please indicate by checking this box if you anticipate attending the Annual Meeting.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Standard Time the business day prior to the Annual Meeting day.

Internet		Telephone		Mail

www.computershare.com/expressvote		1-800-652-8683

Use the Internet to vote your proxy. Have your proxy card in hand when you access the website.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares of common stock in the same manner as if you marked, signed and returned your proxy card.

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